            As filed with the U.S. Securities and Exchange Commission
                               on October 21, 1997

                        Securities Act File No. 33-47880
                    Investment Company Act File No. 811-6670

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 14 [x]

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940 [x]

                              Amendment No. 15 [x]
                        (Check appropriate box or boxes)

                    Warburg, Pincus Institutional Fund, Inc.
                     .......................................
               (Exact Name of Registrant as Specified in Charter)

            466 Lexington Avenue
            New York, New York                            10020-3147
            ........................................................
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600

                               Mr. Eugene P. Grace
                    Warburg, Pincus Institutional Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     ......................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

It is proposed that this filing will become effective (check appropriate box):

         [x]      immediately upon filing pursuant to paragraph (b)

         [ ]      on [date] pursuant to paragraph (b)

         [ ]      60 days after filing pursuant to paragraph (a)(1)

         [ ]      on [date] pursuant to paragraph (a)(1)

         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       ----------------------------------



                       DECLARATION PURSUANT TO RULE 24f-2



                  Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Section
(a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1996 was filed on December 27, 1996.

                    WARBURG, PINCUS INSTITUTIONAL FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET

                           ---------------------------





Part A
Item No.                                                      Prospectus Heading
--------                                                      ------------------

1.       Cover Page....................................  Cover Page

2.       Synopsis......................................  The Fund's Expenses

3.       Condensed Financial Information...............  Financial Highlights

4.       General Description of
           Registrant..................................  Cover Page Investment
                                                         Objectives and
                                                         Policies; Special Risk
                                                         Considerations and
                                                         Certain Investment
                                                         Strategies; Investment
                                                         Guidelines; Additional
                                                         Information

5.       Management of the Fund........................  Management of the Fund

6.       Capital Stock and Other
           Securities..................................  Additional Information

7.       Purchase of Securities Being
           Offered.....................................  How to Open an Account
                                                         in the Fund; How to
                                                         Purchase Shares in the
                                                         Portfolios; Management
                                                         of the Fund; Net Asset
                                                         Value

8.       Redemption or Repurchase....................... How to Redeem and
                                                         Exchange Shares in the
                                                         Portfolios

9.       Pending Legal Proceedings...................... Not applicable

10.      Cover Page..................................... Cover Page

Part B
Item No.
--------

11.      Table of Contents.............................. Contents

12.      General Information and History................ Management of the Fund

13.      Investment Objectives
           and Policies................................. Investment Objectives;
                                                         Investment Policies

14.      Management of the Registrant................... Management of the Fund

15.      Control Persons and Principal
           Holders of Securities........................ Management of the
                                                         Fund; Miscellaneous
                                                         See Prospectus--
                                                         "Management of the
                                                         Fund"

16.      Investment Advisory and
           Other Services............................... Management of the Fund;
                                                         See Prospectus--
                                                         "Management of the
                                                         Fund"

17.      Brokerage Allocation
           and Other Practices.......................... Investment Policies --
                                                         Portfolio Transactions
                                                         See Prospectus--
                                                         "Portfolio
                                                         Transactions and
                                                         Turnover Rate"

18.      Capital Stock and Other
           Securities................................... Management of the
                                                         Fund--Organization of
                                                         the Fund; See
                                                         Prospectus--"Additional
                                                         Information"

19.      Purchase, Redemption and Pricing
           of Securities Being Offered.................. Additional Purchase
                                                         and Redemption
                                                         Information; See
                                                         Prospectus-"How to
                                                         Open an Account in the
                                                         Fund," "How to
                                                         Purchase Shares in the
                                                         Portfolios," "How to
                                                         Redeem and Exchange
                                                         Shares in the
                                                         Portfolios," "Net
                                                         Asset Value"

20.      Tax Status..................................... Additional Information
                                                         Concerning Taxes; See
                                                         Prospectus--"Dividend,
                                                         Distributions and
                                                         Taxes"

21.      Underwriters................................... Investment Policies--
                                                         Portfolio
                                                         Transactions; See
                                                         Prospectus--
                                                         "Management of the
                                                         Fund"

22.      Calculation of Performance Data................ Determination of
                                                         Performance

23.      Financial Statements........................... Financial Statements

Part C
------

Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
                                October 21, 1997




                WARBURG PINCUS INSTITUTIONAL FUND, INC.
                    INTERNATIONAL EQUITY PORTFOLIO
                    MANAGED EAFE'r' COUNTRIES PORTFOLIO
                    EMERGING MARKETS PORTFOLIO
                    SMALL COMPANY GROWTH PORTFOLIO
                    GLOBAL FIXED INCOME PORTFOLIO
                    VALUE PORTFOLIO





                                     [Logo]

PROSPECTUS                                                      October 21, 1997



Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company that consists of nine managed investment funds, six of which are offered pursuant to this Prospectus (the 'Portfolios'):


INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-United States issuers.

MANAGED EAFE'r' COUNTRIES PORTFOLIO seeks long-term capital appreciation by investing in equity securities of issuers having their principal business activities and interests in foreign countries included in the Morgan Stanley Capital International EAFE'r' Index.

EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.

SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing primarily in equity securities of small-sized domestic companies.

GLOBAL FIXED INCOME PORTFOLIO seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers.

VALUE PORTFOLIO seeks total return by investing primarily in equity securities of large-sized domestic companies.

International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. Investment in small companies, including emerging growth companies and companies in 'special situations,' also entails special risks. See 'Risk Factors and Special Considerations.'


This Prospectus briefly sets forth certain information about the Fund and the Portfolios that investors should know before investing. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information.' The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available upon request and without charge by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. Warburg Pincus Funds maintain a Web site at www.warburg.com. The Statement of Additional Information relating to the Portfolios, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES
--------------------------------------------------------------------------------


                                                    Managed
                                   International    EAFE'r'    Emerging   Small Company   Global Fixed
                                      Equity       Countries   Markets       Growth          Income        Value
                                     Portfolio     Portfolio   Portfolio    Portfolio      Portfolio     Portfolio
                                   -------------   ---------   --------   -------------   ------------   ---------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on
      Purchases
      (as a percentage of
      offering price)............          0             0          0             0              0            0
Annual Portfolio Operating
  Expenses
  (as a percentage of average net
  assets)
    Management Fees`D'...........        .63%          .30%       .63%          .66%           .15%         .20%
    12b-1 Fees...................          0             0          0             0              0            0
    Other Expenses`D'............        .32%          .65%       .62%          .33%           .45%         .55%
    Total Portfolio Operating
      Expenses (after fee
      waivers)`D'................        .95%          .95%      1.25%          .99%           .60%         .75%
EXAMPLE
    You would pay the following expenses
       on a $1,000 investment, assuming
       (1) 5% annual return and (2) redemption
       at the end of each time period:

     1 year......................       $ 10           $10        $13          $ 10            $ 6          $ 8
     3 years.....................       $ 30           $30        $40           $33            $19          $24
     5 years.....................       $ 53           $53        $69          $ 55           n.a.         n.a.
    10 years.....................       $117          $117       $151          $121           n.a.         n.a.


--------------------------------------------------------------------------------

`D' Management Fees, Other Expenses and Total Operating Expenses for the
    International Equity Portfolio are based on actual expenses for the fiscal year ended October 31, 1996, net of any fee waivers or expense reimbursements. Management Fees, Other Expenses and Total Operating Expenses for the Small Company Growth Portfolio are based on actual expenses for the fiscal period ended April 30, 1997, net of any fee waivers or expense reimbursements. Without such waivers and/or reimbursements, Management Fees would have equalled .80% and .90%, Other Expenses would have equalled .34% and .33% and Total Portfolio Operating Expenses would have equalled 1.14% and 1.23% for the International Equity and Small Company Growth Portfolios, respectively. Absent waiver of fees by the Fund's investment adviser and co-administrator, Management Fees for the Managed EAFE'r' Countries Portfolio, Emerging Markets Portfolio, Global Fixed Income Portfolio and the Value Portfolio would equal .80%, 1.00%, .65% and .75%, respectively, Other Expenses would equal 6.15%, .74%, .50% and 2.47%, respectively, and Total Portfolio Operating Expenses would equal 6.95%, 1.74%, 1.15% and 3.22%, respectively. Management Fees, Other Expenses and Total Operating Expenses for the Managed EAFE 'r' Countries, Global Fixed Income and Value Portfolios are based on annualized estimates of expenses for the fiscal year ending October 31, 1997, net of any fee waivers or expense reimbursements. The Fund's investment adviser and co-administrator are under no obligation to continue these waivers, except for the Managed EAFE'r' Countries, Emerging Markets, Small Company Growth and Value Portfolios, for which the investment adviser has undertaken to limit Total Portfolio Operating Expenses to the limits shown in the table above through October 31, 1998.


                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. Institutions also may charge their clients fees in connection with investments in a Portfolio's shares, which fees are not reflected in the table. This example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, while the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

FINANCIAL HIGHLIGHTS`D'`D'
--------------------------------------------------------------------------------

   The following information for the four fiscal years or period ended October 31, 1996 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference into the Statement of Additional Information. The information for the period September 1, 1992 (commencement of operations) through October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. The information for the six-month period ended April 30, 1997 is unaudited. Further information about the performance of the International Equity, Small Company Growth and Emerging Markets Portfolios is contained in the Fund's annual report dated October 31, 1996, and the Fund's semiannual report dated April 30, 1997 (which includes performance information about the Managed EAFE'r' Countries Portfolio), copies of each of which may be obtained without charge by calling the Fund at (800) 369-2728.


INTERNATIONAL EQUITY PORTFOLIO


                                   For the                                                       For the Period
                                  Six Months                                                    September 1, 1992
                                    Ended               For the Year Ended October 31,          (Commencement of
                                April 30, 1997    ------------------------------------------   Operations) through
                                 (Unaudited)       1996         1995         1994      1993     October 31, 1992
                                --------------    ------    ------------    ------    ------   -------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................         $16.14        $15.10       $16.34       $13.49    $ 9.62         $ 10.00
                                     -----        ------        -----       ------    ------           -----
 Income from Investment Operations
 Net Investment Income.....            .15           .26          .15          .17       .10             .02
 Net Gains (Loss) from
   Securities and Foreign
   Currency Related Items
   (both realized and
   unrealized).............           1.05          1.28         (.64)        2.87      3.87            (.40)
                                     -----        ------        -----       ------    ------           -----
 Total from Investment
   Operations..............           1.20          1.54         (.49)        3.04      3.97            (.38)
                                     -----        ------        -----       ------    ------           -----
 Less Distributions
 Dividends (from net
   investment income)......           (.34)         (.50)        (.18)        (.07)     (.10)            .00
 Distributions (from
   capital gains)..........           (.27)          .00         (.57)        (.12)      .00             .00
                                     -----        ------        -----       ------    ------           -----
   Total Distributions.....           (.61)         (.50)        (.75)        (.19)     (.10)            .00
                                     -----        ------        -----       ------    ------           -----
NET ASSET VALUE, END OF
 PERIOD....................         $16.73        $16.14       $15.10       $16.34    $13.49         $  9.62
                                     -----        ------        -----       ------    ------           -----
                                     -----        ------        -----       ------    ------           -----
Total Return...............           7.61%`D'     10.48%       (2.83%)      22.62%    41.61%          (3.80%)*
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)....................     $1,130,542        $937,443   $507,759       $331,297  $109,280       $18,613
Ratios to Average Daily Net Assets:
 Operating expenses........            .95%*         .95%         .95%         .95%      .95%            .95%*
 Net investment income.....           1.24%*        1.05%        1.20%         .59%      .75%           1.22%*
 Decrease reflected in
   above operating expense
   ratios due to
  waivers/reimbursements...            .15%*         .19%         .23%         .29%      .44%            .85%*
Portfolio Turnover Rate....          29.47%`D'     29.91%       39.70%       19.34%    19.40%           8.25%`D'
Average Annual Commission
 Rate#.....................         $.0225        $.0154           --           --        --              --


--------------------------------------------------------------------------------

 `D' Non-Annualized.
 * Annualized.
 #Calculated by dividing the total amount of commissions paid by the number of shares purchased and sold during the period for which there was a commission charge.

`D'`D' No financial highlights have been presented with respect to the Global
       Fixed Income Portfolio or the Value Portfolio, which had not commenced operations as of April 30, 1997. The audited statement of assets and liabilities of the Global Fixed Income Portfolio as of January 23, 1997, together with the report of Coopers & Lybrand L.L.P., appear in the Statement of Additional Information. The unaudited statement of assets and liabilities of the Value Portfolio as of April 1, 1997 also appears in the Statement of Additional Information.

MANAGED EAFE'r' COUNTRIES PORTFOLIO



                                                                             March 31, 1997
                                                                            (Commencement of
                                                                           Operations) through
                                                                             April 30, 1997
                                                                               (Unaudited)
                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................        $ 10.00
                                                                                   -----
     Income from Investment Operations
     Net Investment Loss.................................................            .04
     Net Gain/(Loss) from Securities and Foreign Currency Related Items
       (both
       realized and unrealized)..........................................            .17
                                                                                   -----
     Total from Investment Operations....................................            .21
                                                                                   -----
NET ASSET VALUE, END OF PERIOD...........................................        $ 10.21
                                                                                   -----
                                                                                   -----
Total Return.............................................................           2.10%`D'
RATIOS/SUPPLEMENTAL DATA:................................................
Net Assets, End of Period (000s).........................................         $2,042
Ratios to average daily net assets:
     Operating expenses..................................................            .95%*
     Net investment income...............................................           4.79%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements............................................           6.01%*
Portfolio Turnover Rate..................................................            .00%`D'
Average Commission Rate#.................................................         $.0251



--------------------------------------------------------------------------------



`D' Non-Annualized.


* Annualized.


#Calculated by dividing the total amount of commissions paid by the number of shares purchased and sold during the period for which there was a commission charge.


EMERGING MARKETS PORTFOLIO


                                                                For the             For the Period
                                                               Six Months         September 30, 1996
                                                                 Ended             (Commencement of
                                                             April 30, 1997      Operations) through
                                                              (Unaudited)          October 31, 1996
                                                             --------------      --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................         $ 9.86                 $10.00
                                                                  -----                  -----
   Income from Investment Operations
   Net Investment Income................................            .07                   (.01)
   Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized).......           1.19                   (.15)
                                                                  -----                  -----
   Total from Investment Operations.....................           1.26                   (.14)
                                                                  -----                  -----
   Less Distributions
   Dividends (from net investment income)...............           (.07)                   .00
   Distributions (from realized gains)..................            .00                    .00
                                                                  -----                  -----
       Total Distributions..............................           (.07)                   .00
                                                                  -----                  -----
NET ASSET VALUE, END OF PERIOD..........................         $11.05                 $ 9.86
                                                                  -----                  -----
                                                                  -----                  -----
Total Return............................................          12.83%`D'              (1.40%)`D'
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)........................        $35,158                $29,698
Ratios to Average Daily Net Assets:
   Operating expenses...................................           1.25%*                 1.25%*
   Net investment income................................           1.28%*                 1.75%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements......................            .79%*                 2.18%*
Portfolio Turnover Rate.................................          44.27%`D'               2.39%`D'
Average Commission Rate#................................         $.0048                 $.0120


--------------------------------------------------------------------------------

`D' Non-Annualized.
* Annualized.
#Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge.

SMALL COMPANY GROWTH PORTFOLIO


                                                                For the             For the Period
                                                               Six Months         December 29, 1995
                                                                 Ended             (Commencement of
                                                             April 30, 1997      Operations) through
                                                              (Unaudited)          October 31, 1996
                                                             --------------      --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................         $12.92                 $10.00
                                                                  -----                  -----
   Income from Investment Operations
   Net Investment Income................................          (.02)                   (.01)
   Net Gains (Losses) on Securities (both realized and
     unrealized)........................................         (1.32)                   2.93
                                                                  -----                  -----
   Total from Investment Operations.....................         (1.34)                   2.92
                                                                  -----                  -----
NET ASSET VALUE, END OF PERIOD..........................         $11.58                 $12.92
                                                                  -----                  -----
                                                                  -----                  -----
Total Return............................................         (10.37%)`D'             29.20%`D'
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)........................       $126,763                $96,827
Ratios to Average Daily Net Assets:
   Operating expenses...................................            .99%*                  .99%*
   Net investment income................................           (.44%)*                (.18%)*
   Decrease reflected in above operating expense ratio
     due to waivers/reimbursements......................            .24%*                  .69%*
Portfolio Turnover Rate.................................          43.27%`D'              57.38%`D'
Average Annual Commission Rate#.........................         $.0499                 $.0560


--------------------------------------------------------------------------------
`D' Non-Annualized.
* Annualized.
#Calculated by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
   Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval of the holders of a majority of the outstanding voting securities of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that a Portfolio will achieve its investment objective. See 'Special Risk Considerations and Certain Investment Strategies' for descriptions of certain types of investments the Portfolios may make.

INTERNATIONAL EQUITY PORTFOLIO

   The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio pursues its investment objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in common stocks and securities convertible into or exchangeable for common stocks of non-United States issuers.
   The Portfolio may invest in emerging, as well as developed, markets. The Portfolio will invest, under normal market conditions, in at least three countries other than the United States. The Portfolio, which is a diversified portfolio, intends to hold securities of many corporations located in a number of foreign countries. The Portfolio may from time to time invest a significant portion of its assets in a single country, such as Japan, which may involve special risks.
   The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within international economies and markets through increased earning power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

   In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities. When Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ('Warburg'), believes that a conservative or defensive posture is warranted, the Portfolio may invest temporarily without limit in equity and debt securities of U.S. issuers and money market obligations (described below).


MANAGED EAFE'r' COUNTRIES PORTFOLIO

   The Managed EAFE'r' Countries Portfolio's investment objective is long-term capital appreciation. The Portfolio pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in common stocks, warrants and securities convertible into or exchangeable for common stocks of companies, wherever organized, having their principal business activities and interests in countries ('EAFE Countries') represented, from time to time, in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE'r') Index (the 'EAFE Index')*. The EAFE Index currently includes the following 20 European and Pacific Basin countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. The Portfolio currently intends to invest at least 90% of its assets in companies in EAFE Index-included countries.
   Determinations as to whether an issuer has its principal business activities and interests in an EAFE Country will be made by Warburg based on publicly available information and inquiries made to the issuers. In making such determinations, Warburg will consider the following factors: (i) whether the issuer's principal securities trading market is in an EAFE Country; (ii) whether the issuer derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an EAFE Country, or has at least 50% of its assets situated in one or more EAFE Countries; or (iii) whether the issuer is organized under the laws of, and has a principal office in, an EAFE Country.
   The Portfolio is not an index fund and will not seek to match the performance or country or industry weightings of the EAFE Index. The Portfolio will not invest in U.S. companies except for temporary defensive purposes, in which case the Portfolio may invest without limit in equity and debt securities of U.S. issuers and money market obligations (described below).
   The Portfolio will invest, under normal circumstances, in at least three countries other than the United States. The Portfolio, which is a diversified portfolio, intends to hold securities of many corporations located in a number of foreign countries, although from time to time a significant portion of the Portfolio's assets may be invested in a single country, such as Japan. The Portfolio intends to invest principally in the securities of companies with opportunities for growth within international economies and markets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

EMERGING MARKETS PORTFOLIO

   The Emerging Markets Portfolio's investment objective is growth of capital. The Portfolio is a non-diversified portfolio that pursues its investment

------------
  *The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated and is a service mark of Morgan Stanley Group Inc. which has been licensed for use by the Fund on behalf of the Managed EAFE'r' Countries Portfolio. Capital International S.A., an international investment management company fully owned by The Capital Group Companies, Inc. of Los Angeles, has full responsibility for the management and maintenance of the EAFE Index. Morgan Stanley & Co. Incorporated has no responsibility for, or influence over, the decisions of inclusion or deletion within the EAFE Index.

objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. An investment in the Portfolio may involve a greater degree of risk than investment in other mutual funds that seek capital growth by investing in larger, more developed markets.
   Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Portfolio intends to acquire securities of many issuers located in a number of foreign countries. The Portfolio will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country and the Emerging Markets in which the Portfolio invests will vary from time to time. However, the Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by Warburg, based on publicly available information and inquiries made to the issuers.
   As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the 'IFC') or by the United Nations,
(ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or (iii) which has a gross national product ('GNP') per capita of $2,000 or less, in each case at the time of the Portfolio's investment. Among the countries which Warburg currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbados, Barbuda, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Colombia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia,

Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States.
   The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.
   In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

SMALL COMPANY GROWTH PORTFOLIO

   The Small Company Growth Portfolio's investment objective is capital growth. The Portfolio is a non-diversified portfolio that will pursue its investment objective by investing primarily in a portfolio of equity securities of small market capitalization domestic companies (i.e., companies having stock market capitalizations of $1 billion or less at the time of initial purchase, 'small companies'). The Portfolio intends to invest at least 90% of its total assets in common stocks or warrants of small companies that present attractive opportunities for capital growth and, under normal market conditions, will invest at least 65% of its total assets in such securities. The Portfolio is not required to dispose of securities of issuers whose market capitalizations grow to exceed $1 billion after acquisition by the Portfolio. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the domestic over-the-counter market, but may invest up to 20% of its assets in foreign securities. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics, and securities ratings generally will not be a factor in the selection process.
   The Portfolio may also invest in securities of emerging growth companies, which can be either small companies or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors.
   Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in reverse repurchase agreements and dollar rolls.

GLOBAL FIXED INCOME PORTFOLIO

   The Global Fixed Income Portfolio's investment objective is to maximize total investment return consistent with prudent investment management while preserving capital. The Portfolio is a non-diversified portfolio that will seek to achieve its objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in bonds, debentures and notes of United States and foreign issuers, denominated in U.S. dollars or in other currencies or multi-currency units such as European Currency Units ('ECUs'). These debt obligations include obligations issued or guaranteed by the United States government or a foreign government, its agencies or instrumentalities, securities of supranational entities, Eurobonds and corporate bonds. Up to 5% of the Portfolio's net assets may be rated below investment grade at the time of the investment but not lower than 'B' by Standard & Poor's Ratings Services ('S&P') or Moody's Investors Service, Inc. ('Moody's').
   Warburg's approach to multicurrency fixed-income management is strategic and value-based. Warburg's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets that offer attractive real returns relative to inflation.
   Warburg invests largely in medium-term securities (i.e., those with a remaining maturity of between three and five years) and responds to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, Warburg responds to high levels of real interest rates through a lengthening in portfolio maturity. Accordingly, while the bulk of the Portfolio is expected to be invested in medium-term securities, Warburg is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide Warburg's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. Warburg analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.
   The Portfolio will not invest 25% or more of its total assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions and, under normal market conditions, will invest in at least three countries, including the United States. When Warburg believes that a conservative or defensive posture is warranted, the Portfolio may invest temporarily without limit in securities denominated in U.S. dollars and securities of U.S. issuers.

VALUE PORTFOLIO

   The Value Portfolio's investment objective is total return. The Portfolio is a diversified portfolio that pursues its investment objective by investing primarily in a portfolio of equity securities of large capitalization domestic companies that Warburg considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. The Portfolio intends to invest at least 80% of its total assets in common stocks, preferred stocks, warrants and other rights and securities convertible into or exchangeable for common stocks of large companies (i.e., companies having stock market capitalizations of $1 billion or greater at the time of initial purchase and, under normal market conditions, will invest at least 65% of its total assets in such securities).
   The Value Portfolio's general investment policy is to invest in equity securities that, in Warburg's opinion, are available for purchase at prices below their intrinsic value. Warburg will determine whether a company is undervalued based upon research and analysis, taking into account, among other factors, price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. These factors are not applied to prospective investments in a mechanical way; rather, Warburg analyzes each security individually, taking all relevant factors into account. The Portfolio may invest in the securities of companies in any industry sector and will not concentrate in any one industry. The Portfolio will invest primarily in companies whose securities are traded on U.S. stock exchanges or in the U.S. over-the-counter market, but may invest up to 20% of its assets in foreign securities.

ADDITIONAL INVESTMENTS

   MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal circumstances, in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations, although each Portfolio intends to stay invested in securities satisfying its investment objective to the extent practical. In addition, on occasion, Warburg may deem it advisable to adopt a temporary defensive posture by investing without limit in money market obligations. These instruments consist of obligations of the U.S. government or foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; commercial paper; and money market mutual funds that invest in the foregoing. A shareholder in the Portfolio would bear both its ratable share of that mutual fund's expenses, as well as the Portfolio's administration fees and other expenses with respect to assets so invested.
   Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including accrued interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities.
   U.S. GOVERNMENT SECURITIES. The U.S. government securities in which each Portfolio may invest include: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities.
   ZERO COUPON SECURITIES. The Global Fixed Income Portfolio and the Emerging Markets Portfolio may invest in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. The values of zero coupon securities may be highly volatile as interest rates rise or fall.
   DEBT SECURITIES. Each Portfolio may invest in debt securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.


   Securities rated below investment grade are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve large uncertainties or major risk exposures to adverse conditions. A Portfolio may have difficulty disposing of certain lower quality obligations because there may be a thin trading market for such securities. In addition, the market value of lower quality securities may be more volatile than that of higher quality securities.

   Emerging Markets and Value Portfolios. The Emerging Markets Portfolio and the Value Portfolio may each invest or hold up to 35% and 10%, respectively, of its net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as 'junk bonds') and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.
   Among the types of debt securities in which the Emerging Markets Portfolio may invest are Brady Bonds, loan participations and assignments, asset-backed securities and mortgage-backed securities:
   Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.
   Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Emerging Markets Portfolio having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Portfolio may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Portfolio assumes the risk of both the borrower and the lender of a participation. The Portfolio's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of participations or assignments.
   Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle had not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Portfolio may purchase asset-backed securities that are unrated.
   Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.
   WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------

   A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it is to be in the best interests of the relevant Portfolio and will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. In addition, to the extent it is consistent with a Portfolio's investment objective, each Portfolio also may engage in short-term trading. This investment approach and the use of certain of the investment strategies described below may result in a high portfolio turnover rate for the Portfolios. It is not possible to predict the portfolio turnover rates for the Managed EAFE'r' Countries Portfolio, the Global Fixed Income Portfolio and the Value Portfolio. However, the Managed EAFE'r' Countries Portfolio's annual turnover rate should not exceed 75%, the Global Fixed Income Portfolio may experience portfolio turnover as high as 150% to 200% and the Value Portfolio's annual turnover rate should not exceed 150%. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information. All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects.

SPECIAL RISK CONSIDERATIONS AND
CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   In attempting to achieve its investment objective, a Portfolio may engage in one or more of the strategies set forth below. Detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

   CONVERTIBLE SECURITIES. Convertible securities in which the Portfolios may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. The Global Fixed Income Portfolio does not intend to retain in its portfolio the common stock received upon conversion of a convertible security and will sell it as promptly as it can and in a manner which it believes will reduce the risk to the Portfolio of loss in connection with the sale.


   Up to 5% of each of the International Equity, Managed EAFE'r' Countries, Emerging Markets and Small Company Growth Portfolios' net assets may be held in convertible securities rated below investment grade. Up to 5% of the Global Fixed Income Portfolio's net assets and up to 10% of the Value Portfolio's net assets may be invested in convertible securities rated below investment grade at the time of purchase.

   FOREIGN SECURITIES. The International Equity Portfolio, Managed EAFE'r' Countries Portfolio, Emerging Markets Portfolio and the Global Fixed Income Portfolio will invest substantially in foreign securities, and each of the Small Company Growth and Value Portfolios may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. Certain of the above risks may be involved with American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') and International Depositary Receipts ('IDRs'), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.
   REITS. The Value Portfolio may invest up to 15% of its total assets in real estate investment trusts ('REITs'), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the 'Code'). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.
   Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.
   JAPANESE INVESTMENTS. Because the International Equity and Managed EAFE'r' Countries Portfolios may from time to time have large positions in Japanese securities, they may be subject to general economic and political conditions in Japan.
   Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates. In determining the net asset value of shares of a Portfolio, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.
   The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.
   Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.
   Japan has a parliamentary form of government. In 1993, a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect a Portfolio investing there. For additional information, see 'Investment Policies -- Japanese Investments' beginning at page 13 of the Statement of Additional Information.
   EMERGING MARKETS. One or more Portfolios with authority to invest outside of the United States may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

   STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the International Equity and Emerging Markets Portfolios, swaps. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc.

   Securities Options and Stock Index Options. Each Portfolio (other than the Emerging Markets Portfolio) may write put and call options on stock and debt securities and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Each Portfolio may purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
   Futures Contracts and Commodity Options. Each Portfolio may enter into futures contracts and purchase and write (sell) commodity options (options on futures contracts and on physical commodities), including, but not limited to, foreign currency, interest rate and stock index futures contracts and put and call options on these contracts. These contracts and options will be traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
   Investments in commodity options involve a relatively high degree of risk. Prices of commodities can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, commodities can be affected by changes in inflation, investment speculation, changes in industrial, commercial and governmental demand and supply and any governmental restrictions on ownership. In addition, investments in options on physical commodities may involve higher custodial expenses.
   Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing or writing exchange-traded or OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
   SWAPS. The International Equity and Emerging Markets Portfolios may each enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
   Hedging Considerations. Each Portfolio may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
   Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts and, in the case of the International Equity and Emerging Markets Portfolios, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
   RULE 144A SECURITIES. A Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). A Rule 144A

Security will be considered illiquid and therefore subject to the Portfolio's 10% (15% in the case of each of the Emerging Markets Portfolio and the Value Portfolio) limitation on the purchase of illiquid securities unless the Fund's Board of Directors (the 'Board') determines on an ongoing basis that an adequate trading market exists for the security. Non-publicly traded securities (including Rule 144A Securities) may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

   SHORT SALES AGAINST THE BOX. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time, except that the Emerging Markets Portfolio will not be subject to such limitation.

   WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Portfolio will establish a segregated account with its custodian consisting of cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.
   LENDING PORTFOLIO SECURITIES. Each Portfolio is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Portfolio's securities may not exceed 33 1/3% of the Portfolio's net assets. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a 'finder.' The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.
   LOWER-RATED SECURITIES. The Emerging Markets and the Value Portfolios may invest or hold lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') which (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

   The market value of securities in lower rating categories is more volatile than that of higher quality securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of liquid secondary market for certain securities may have an adverse impact on a Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
   SPECIAL SITUATION COMPANIES. The Emerging Markets Portfolio may invest in the securities of 'special situation companies' involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a 'special situation company' may decline significantly. The Portfolio believes, however, that if Warburg analyzes 'special situation companies' carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve growth of capital. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.
   NON-DIVERSIFIED STATUS. The Emerging Markets, Small Company Growth and Global Fixed Income Portfolios are classified as 'non-diversified' under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Each Portfolio, however, intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
   The Emerging Markets and Value Portfolios may each invest up to 15% of its net assets and each other Portfolio may invest up to 10% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. A Portfolio may borrow from banks for temporary or emergency purposes in an amount up to 30% of its total assets and may pledge its assets to the same extent in connection with these borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Up to 5% of the Emerging Markets Portfolio's total assets may be invested in stand-by commitments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that a Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
   INVESTMENT ADVISER. The Fund employs Warburg as investment adviser to each Portfolio. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of each such Portfolio. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.
   For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: International Equity Portfolio -- .80%, Managed EAFE'r' Countries Portfolio -- .80%, Emerging Markets Portfolio -- 1.00%, Small Company Growth Portfolio -- .90%, Global Fixed Income Portfolio -- .65% and Value Portfolio -- .75%. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

   Warburg is a professional investment management firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1997, Warburg managed approximately $20.2 billion of assets, including approximately $11.8 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ('WP&Co.'), which has no business other than being a holding company of Warburg and its affiliates. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

   PORTFOLIO MANAGERS.

   International Equity and Managed EAFE'r' Portfolios. The Portfolio Manager of the International Equity and Managed EAFE'r' Countries Portfolios is Richard H. King, who has been Portfolio Manager of the Portfolios since their inception. Mr. King, a Senior Managing Director of Warburg, has been with Warburg since 1989, before which time he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London., P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride have been Associate Portfolio Managers of the International Equity Portfolio since joining Warburg and of the Managed EAFE'r' Countries Portfolio since its inception.

   Mr. Edwards is a Managing Director and has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride is a Senior Vice President of Warburg and has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993.


   Emerging Markets Portfolio. Mr. King has been Co-Portfolio Manager of the Emerging Markets Portfolio since its inception and Mr. McBride has been Co-Portfolio Manager of the Portfolio since September 1997. Mr. Ehrlich has been Associate Portfolio Manager of the Emerging Markets Portfolio since inception.


   Small Company Growth Portfolio. The Co-Portfolio Managers of the Small Company Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a Senior Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.


   Global Fixed Income Portfolio. The Co-Portfolio Managers of the Global Fixed Income Portfolio are Dale C. Christensen and Laxmi C. Bhandari. Mr. Christensen is a Managing Director of Warburg and has been with Warburg since 1989. Mr. Bhandari, a senior vice president of Warburg, has been a Co-Portfolio Manager at Warburg since 1993, before which time he was a vice president at the Paribas Corporation.


   Value Portfolio. The Portfolio Manager of the Value Portfolio is Brian S. Posner, who has been the portfolio manager of the Value Portfolio since its inception. Mr. Posner, a Managing Director of Warburg since January 1997, was an employee of Fidelity Investments ('Fidelity') from 1987 until December 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990) and an equity analyst (1987). Prior to joining Fidelity, Mr. Posner was a research associate at John Nuveen and Co. and an analyst at Feldman Securities Corp. in Chicago.

   CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

   The Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ('PFPC'), as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, the International Equity Portfolio, the Managed EAFE'r' Countries Portfolio and the Emerging Markets Portfolio each pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, each of the Small Company Growth and Value Portfolios will pay PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion, and the Global Fixed Income Portfolio pays PFPC a fee calculated at an annual rate of .05% of the Portfolio's average daily net assets. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

   CUSTODIANS. Fiduciary Trust Company International ('Fiduciary') and PNC Bank, National Association ('PNC') serve as custodians of the International Equity, Managed EAFE'r' Countries, Global Fixed Income and Value Portfolios' assets. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048. Like PFPC, PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.
   PNC also serves as custodian of the Small Company Growth Portfolio's U.S. assets, and State Street Bank and Trust Company ('State Street') serves as international custodian of the Portfolio's non-U.S assets. State Street also serves as custodian of the Emerging Markets Portfolio's assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
   TRANSFER AGENT. State Street serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
   DISTRIBUTOR. Counsellors Securities Inc. ('Counsellors Securities') serves without compensation as distributor of the shares of each Portfolio.

Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Fund to Counsellors Securities for distribution services.
   Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.
   DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT IN THE FUND
--------------------------------------------------------------------------------
   In order to invest in a Portfolio, an investor must first complete and sign an account application. To obtain an account application, an investor may telephone the Fund at (800) 369-2728. An investor may also obtain an account application by writing to:


  Warburg Pincus Funds
  335 Madison Avenue, 15th Floor
  New York, New York 10017
  Attention: Institutional Services


   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

   RETIREMENT PLANS. For information about investing in a Portfolio through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), an investor should telephone Warburg Pincus Funds at (800) 369-2728 or write to the Fund at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans.


   CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration and/or address, an investor should telephone (800) 369-2728. Shareholders are responsible for maintaining current account registrations and addresses with the Fund. No interest will be payable on amounts represented by uncashed distribution or redemption checks.

   THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS ALTHOUGH, IN ITS DISCRETION, THE FUND MAY PERMIT SHARES TO BE PURCHASED BY INDIVIDUALS, AS WELL AS INSTITUTIONS, WHO MEET THE MINIMUM INVESTMENT REQUIREMENTS.

HOW TO PURCHASE SHARES IN THE PORTFOLIOS
--------------------------------------------------------------------------------
   Shares of the Portfolios may be purchased either by mail or, with special advance instructions, by wire. Shares of the Fund are sold without a sales charge. The minimum initial investment in each Portfolio is as follows:


                                             Minimum Initial        Minimum Subsequent
Portfolio                                      Investment*             Investment**
----------------------------------------   -------------------    -----------------------
International Equity                           $ 3,000,000                $50,000
Managed EAFE'r' Countries                        3,000,000                 50,000
Emerging Markets                                 2,000,000                 50,000
Small Company Growth                             1,000,000                 None
Global Fixed Income                              3,000,000                 50,000
Value                                            1,000,000                 None


------------

 * The minimum investment for any group of related persons is an aggregate of $4,000,000.


** Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to a subsequent investment minimum.


   The investment minimums may be waived for accounts in which employees of Warburg or its affiliates have an interest or for investors maintaining advisory accounts with Warburg or brokerage accounts with Counsellors Securities. The Fund reserves the right to change the initial and subsequent investment minimum requirements or impose a subsequent investment minimum at any time. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements or the imposition of any subsequent investment minimum.

   After an investor has made an initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the Portfolio in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares of a Portfolio are not normally issued.

   BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to Warburg Pincus Institutional Fund, Inc. or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to the address set forth above and should indicate the Portfolio in which shares are to be purchased. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on The New York Stock Exchange, Inc. (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the relevant Portfolio's net asset value calculated at the end of that day. If payment is received after the close of the

NYSE the purchase will be effected at the relevant Portfolio's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for more than one Portfolio or Warburg Pincus Fund should be accompanied by a breakdown of amounts to be invested in each Portfolio or fund. If a check used for the purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating each Portfolio's net asset value, see 'Net Asset Value' below.


   BY WIRE. Investors may also purchase shares in a Portfolio by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 369-2728. Federal funds may be wired using the following wire address:


  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA #0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Institutional Fund, Inc.:
  [Portfolio name]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]


   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the relevant Portfolio on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the relevant Portfolio on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not received or accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

   PURCHASES THROUGH INTERMEDIARIES. The Portfolios may be available through certain broker-dealers, financial institutions and other industry professionals, collectively, 'Service Organizations', which may impose certain conditions on their clients or customers that invest in the Portfolios, which are in addition to or different than those described in this Prospectus. Certain features of the Portfolios may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Portfolio shares are purchased directly from the Portfolio. Therefore, a client or customer should contact the Service Organization acting on its behalf concerning the fees (if any) charged in connection with a purchase or redemption of Portfolio shares and should read this Prospectus in light of the terms governing its accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Portfolio in accordance with their agreements with the Portfolio and with clients or customers.


   Service Organizations that have entered into agreements with a Portfolio or its agent may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.


   GENERAL. Each Portfolio reserves the right to reject any specific purchase order, including certain purchases made by exchange (see 'How to Redeem and Exchange Shares -- Exchange of Shares below). Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES IN THE PORTFOLIOS
--------------------------------------------------------------------------------
   REDEMPTION OF SHARES. An investor in a Portfolio may redeem (sell) shares on any day that the Portfolio's net asset value is calculated (see 'Net Asset Value' below).
   Shares of a Portfolio may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, they may be giving up a measure of security that they may have if they were to redeem or exchange their shares in writing. If an investor desires to redeem shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account in the Fund.' An investor should be sure that the redemption request identifies the relevant Portfolio, the number of shares to be redeemed and the investor's account number. In order to change the bank account designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on the account application, the investor may redeem the shares by telephone by calling the Fund at (800) 369-2728. An investor making a telephone withdrawal should state (i) the name of the relevant Portfolio, (ii) the account number of the Portfolio,
(iii) the name of the investor(s) appearing on the Portfolio's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund currently does not impose a service charge for effecting wire transfers but it reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account in the Fund.' Although the Fund will redeem shares purchased by check before the check has cleared, payment of the redemption proceeds will be delayed for up to 10 days from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

   If a redemption order is received by a Portfolio or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value per share as determined on that day. If a redemption order is received after the close of trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Portfolio, the Portfolio reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in the account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

   If, due to redemptions, the value of an investor's account in a Portfolio drops to less than $250,000, the Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that the account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

   EXCHANGE OF SHARES. An investor may exchange shares of one Portfolio for shares of another Portfolio at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Currently, shares of the Portfolios may be exchanged for shares of the following portfolios of the Fund, which are described in a separate prospectus:


 Japan Growth Portfolio -- an equity portfolio seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers;


 Post-Venture Capital Portfolio -- an equity porfolio seeking long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development; and


 Small Company Value Portfolio -- an equity portfolio seeking long-term capital appreciation by investing primarily in equity securities of small capitalization companies.




   The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Portfolio for shares in another portfolio of the Fund should review the prospectus of the other portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another portfolio of the Fund, an investor should contact the Fund at (800) 369-2728.


   Due to the costs involved in effecting exchanges, each Portfolio reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be counted together for purposes of the three exchange limit. The Portfolios reserve the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may also be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincides with a 'market timing' strategy may be disruptive to the Portfolio. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolios reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.


   TELEPHONE TRANSACTIONS. In order to request exchanges and redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. The election to request exchanges and redemptions by telephone may be made subsequently by writing to the Fund at the address set forth under 'How to Open an Account in the Fund.' Neither a Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions and tape recording telephone instructions.



DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued on the Portfolio's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premium and applicable expenses. Each Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to the Fund at the address set forth under 'How to Open an Account in the Fund' or by calling the Fund at (800) 369-2728.
   The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   TAXES. Each Portfolio intends to qualify each year as a 'regulated investment company' within the meaning of the Code. A Portfolio, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Portfolio expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

   Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Portfolio shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Portfolio shares or whether such distributions are received in cash or reinvested in Portfolio shares. As a general rule, an investor's gain or loss on a sale or redemption of Portfolio shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.


   The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Portfolio shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as 'mid-term gain' at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. Each Portfolio will provide information relating to that portion of a 'capital gain dividend' that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.

   Investors may be proportionately liable for taxes on income and gains of the Portfolios, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Portfolio's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Portfolio's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.

   Dividends and interest received by each Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
   Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are 'substantially identical' to securities used by the Portfolio to close the short sale. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
   GLOBAL FIXED INCOME PORTFOLIO. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.
   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of each Portfolio's prior taxable year with respect to certain dividends and distributions which were received from the Portfolio during the Portfolio's prior taxable year. Investors should consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------

   Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes each day.

   The net asset value per share of each Portfolio is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding.
   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

THE PORTFOLIOS' PERFORMANCE
--------------------------------------------------------------------------------

   From time to time, a Portfolio may advertise its yield or average annual total return over various periods of time. The yield of a Portfolio refers to net investment income generated by the Portfolio over a specified 30-day period, which is then annualized (based on SEC guidelines). Total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
   Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine each Portfolio's yield and total return. Current yield and total return figures may be obtained by calling the Fund at (800) 369-2728.

   A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the International Equity and Managed EAFE'r' Countries Portfolios, the EAFE Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the Emerging Markets Portfolio, with the IFC Emerging Market Free Index, the IFC Investible Index and the Morgan Stanley Capital International Emerging Markets Index; in the case of the Small Company Growth Portfolio, with the Russell 2000 Small Stock Index and the S&P 500 Index; in the case of the Global Fixed Income Portfolio, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); and in the case of the Value Portfolio, with the S&P 500 Index or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


   In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio investment activity, which may include, among other things, a discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings, including analysis of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Each Portfolio may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments, and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


GENERAL INFORMATION
--------------------------------------------------------------------------------

   ORGANIZATION. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name 'Warburg, Pincus Institutional Fund, Inc.' The Fund's charter authorizes the Board to issue thirteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of nine series have been classified, six of which constitute the interests in the Portfolios.

   VOTING RIGHTS. Investors in each Portfolio are entitled to one vote for each full share owned and fractional votes for fractional shares held. Shareholders of each Portfolio vote in the aggregate on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for any purpose at the written request of holders of 10% of the Fund's outstanding shares. [Wake Forest University Trust may be deemed to be a controlling person of the Emerging Markets Portfolio because its beneficial ownership of the Emerging Markets Portfolio exceeds 25% of that Portfolio's voting securities.]
   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of the investor's account, as well as a statement after any transaction that affects the investor's share balance or share registration (other than reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by a Portfolio, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Fund at (800) 369-2728.

                          ---------------------------

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF SHARES IN ANY STATE WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Fund's Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objectives and Policies......................................    6
Portfolio Transactions and Turnover Rate................................   14
Special Risk Considerations and Certain Investment Strategies...........   15
Investment Guidelines...................................................   24
Management of the Fund..................................................   25
How to Open an Account in the Fund......................................   28
How to Purchase Shares in the Portfolios................................   29
How to Redeem and Exchange Shares in the Portfolios.....................   31
Dividends, Distributions and Taxes......................................   34
Net Asset Value.........................................................   37
The Portfolios' Performance.............................................   37
General Information.....................................................   39






                                    [Logo]




                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)
                                WWW.WARBURG.COM
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPINS-1-1097




                              STATEMENT OF DIFFERENCES
                              ------------------------

The registered trademark symbol shall be expressed as ......... 'r'
The dagger symbol shall be expressed as ....................... 'D'

                                   PROSPECTUS
                                October 21, 1997





                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                       JAPAN GROWTH PORTFOLIO
                       POST-VENTURE CAPITAL PORTFOLIO
                       SMALL COMPANY VALUE PORTFOLIO







                                     [Logo]

PROSPECTUS                                                      October 21, 1997


Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company that consists of nine managed investment funds, three of which are offered pursuant to this Prospectus (the 'Portfolios'):

JAPAN GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of Japanese issuers. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'

POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

SMALL COMPANY VALUE PORTFOLIO seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies.

The Fund is designed for institutional investors although, at its discretion, the Fund may permit shares to be purchased by individuals, as well as institutions, who meet the minimum investment requirements.

This Prospectus briefly sets forth certain information about the Fund and the Portfolios that investors should know before investing. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information.' The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available upon request and without charge by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. Warburg Pincus Funds maintain a Web sit at www.warburg.com. The Statement of Additional Information relating to the Portfolios, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------


                                                                                           Small
                                                             Japan        Post-Venture    Company
                                                            Growth          Capital        Value
                                                           Portfolio       Portfolio      Portfolio
                                                         -------------    ------------    -------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price).............            0               0            0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
    Management Fees`D'................................          .15%            .41%         .33 %
    12b-1 Fees........................................            0               0            0
    Other Expenses`D'.................................         1.10%            .84%         .66 %
                                                              -----           -----       -------
    Total Portfolio Operating Expenses (after fee
      waivers)`D'.....................................         1.25%           1.25%         .99 %
EXAMPLE
    You would pay the following expenses
       on a $1,000 investment, assuming
       (1) 5% annual return and (2) redemption
       at the end of each time period:

     1 year...........................................          $13             $13          $10
     3 years..........................................          $40             $40          $32


--------------------------------------------------------------------------------
`D' Absent the waiver of fees by the Portfolio's investment adviser and co-administrator, Management Fees for the Japan Growth Portfolio, the Post-Venture Capital Portfolio and the Small Company Value Portfolio would equal 1.10%, 1.10% and .90%, respectively, Other Expenses would equal 1.22%, .94% and .76%, respectively, and Total Portfolio Operating Expenses would equal 2.32%, 2.04% and 1.66%, respectively. Other Expenses for these Portfolios are based on annualized estimates of expenses for the fiscal year ending October 31, 1998, net of any fee waivers or expense reimbursements. The Portfolios' investment adviser and co-administrator are under no obligation to continue these waivers, except that the investment adviser has undertaken to limit Total Portfolio Operating Expenses to the limits shown in the table above through October 31, 1998.

                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. Institutions also may charge their clients fees in connection with investments in a Portfolio's shares, which fees are not reflected in the table. This example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, while the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
   Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval of the holders of a majority of the outstanding voting securities of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that a Portfolio will achieve its investment objective. See 'Special Risk Considerations and Certain Investment Strategies' for descriptions of certain types of investments the Portfolios may make.
JAPAN GROWTH PORTFOLIO
   The Japan Growth Portfolio seeks long-term growth of capital. The Portfolio is a non-diversified management investment company that pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth. Under current market conditions the Portfolio intends to invest at least 80% of its total assets -- but will invest no less than 65% of its assets under normal market conditions -- in common and preferred stocks, warrants and other rights, securities convertible into or exchangeable for common stocks and American Depositary Receipts ('ADRs') of Japanese issuers.

   Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ('Warburg'), believes that Japanese industry is in the process of deregulation and restructuring. The Portfolio is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in higher growth companies that can be expected to benefit from these changes. The Portfolio will seek to identify and invest in Japanese issuers that are showing or are expected to show a rapid or high rate of growth, based on comparisons with Japanese or non-Japanese companies in the same industry or other considerations. The Portfolio will also invest in Japanese companies that Warburg believes are undervalued based on price/earnings ratios, comparisons with Japanese or non-Japanese companies or other factors.

   The Portfolio may invest in companies of any size, whether traded on an exchange or over-the-counter. Currently, there are eight exchanges in Japan -- the Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo exchanges -- and two over-the-counter markets -- JASDAQ and the Japanese Second Section OTC Market (the 'Frontier Market'). The Portfolio considers Japanese issuers to be (i) companies (A) organized under the laws of Japan, or (B) whose principal business activities are conducted in Japan and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Japan, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in Japan, and (ii) Japanese governmental entities or political subdivisions. Determinations as to the eligibility of issuers under the foregoing definition will be made by Warburg based on publicly available information and inquiries made to the companies. The portion of the

Portfolio's assets not invested in Japanese issuers may be invested in securities of other Asian issuers. The Portfolio does not, except during temporary defensive periods, intend to invest in securities of non-Asian issuers. From time to time, the Portfolio may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

POST-VENTURE CAPITAL PORTFOLIO

   Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
   The Post-Venture Portfolio seeks long-term growth of capital. The Portfolio is a diversified management investment company that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. The Portfolio intends to invest in securities of post-venture capital companies, as defined below, that are traded on a national securities exchange or in an organized over-the-counter market.
   Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of 'post-venture capital companies.' A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ('IPO'), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
   Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
   Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 250 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions.
   PRIVATE FUND INVESTMENTS. Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ('Private Funds') that themselves invest in equity or debt securities of
(a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ('Abbott'), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Fund's investments in Private Funds offers individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in the portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
   Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the '1940 Act'), the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under 'Special Risk Considerations and Certain Investment Strategies -- Non-Publicly Traded Securities; Rule 144A Securities.' In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See 'Net Asset Value.' Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ('Moody's') or D by Standard & Poor's Ratings Services ('S&P'). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see 'Investment Policies -- Below Investment Grade Debt Securities' in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see 'Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies' in the Statement of Additional Information.
   The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets.
   OTHER STRATEGIES. The Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. Up to 10% of the Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in 'special situations,' such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.
   To attempt to reduce risk, the Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in foreign countries. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see 'Special Risk Considerations and Certain Investment Strategies').

SMALL COMPANY VALUE PORTFOLIO

   The Small Company Value Portfolio seeks long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that Warburg considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. Under normal market conditions the Portfolio will invest at least 65% of its total assets in common stocks, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies (i.e., companies having stock market capitalizations of $1 billion or less at the time of initial purchase).
   Warburg will determine whether a company is undervalued based on a variety of measures, including price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on U.S. stock exchanges or in the U.S. over-the-counter market, but may invest up to 20% of its assets in foreign securities.

ADDITIONAL INVESTMENTS

   MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations, although each Portfolio intends to stay invested in securities satisfying its investment objective to the extent practical. In addition, on occasion, Warburg may deem it advisable to adopt a temporary defensive posture by investing without limit in money market obligations. These instruments consist of obligations of the U.S. government or foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; commercial paper; and money market mutual funds that invest in the foregoing. A shareholder in the Portfolio would bear both its ratable share of that mutual fund's expenses, as well as the Portfolio's administration fees and other expenses with respect to assets so invested.
   Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including accrued interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities.
   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Fund's co-administrator, PFPC Inc. ('PFPC'). As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.
   U.S. GOVERNMENT SECURITIES. The U.S. government securities in which each Portfolio may invest include: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
   DEBT SECURITIES. The Japan Growth Portfolio may invest up to 35% of its total assets, and each of the Post-Venture Capital Portfolio and the Small Company Value Portfolio may invest up to 20% of its total assets, in investment grade debt securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.

   Securities rated below investment grade are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve large uncertainties or major risk exposures to adverse conditions. A Portfolio may have difficulty disposing of certain lower quality obligations because there may be a thin trading market for such securities. In addition, the market value of lower quality securities may be more volatile than that of higher quality securities.

   When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
   Japan Growth Portfolio. Although it does not currently intend to do so during the coming year, the Japan Growth Portfolio may invest or hold up to 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities downgraded below investment grade subsequent to acquisition by the Portfolio.
   ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. In addition to the Japan Growth Portfolio's authority to invest in money market securities, but within the 35% limitation investments in debt securities, the Portfolio may invest up to 5% of its net assets in asset-backed and mortgage-backed securities:
   Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle had not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Portfolio may purchase asset-backed securities that are unrated.
   Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.
   WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
   A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it is to be in the best interests of the relevant Portfolio and will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. In addition, to the extent it is consistent with a Portfolio's investment objective, each Portfolio also may engage in short-term trading. This investment approach and the use of certain of the investment strategies described below may result in a high portfolio turnover rate for the Portfolios. It is not possible to predict the portfolio turnover rates for the Portfolios. However, the Japan Growth Portfolio's annual turnover rate should not exceed 100%, the Post-Venture Capital Portfolio's turnover rate should not exceed 150% and the Small Company Value Portfolio's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information. All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects.

SPECIAL RISK CONSIDERATIONS AND
CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   In attempting to achieve its investment objective, a Portfolio may engage in one or more of the strategies set forth below. Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. The Japan Growth Portfolio may also invest in zero coupon securities, although the Portfolio currently anticipates that during the coming year zero coupon securities will not exceed 5% of net assets. Detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

   CONVERTIBLE SECURITIES. Convertible securities in which the Portfolios may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.


   Up to 5% of the net assets of the Japan Growth Portfolio and the Small Company Value Portfolio may be invested in convertible securities rated below investment at the time of purchase (as low as C by Moody's or D by S&P) or deemed by Warburg to be of equivalent quality.

   FOREIGN SECURITIES. The Japan Growth Portfolio will invest substantially in foreign securities, and each of the Post-Venture Capital and the Small Company Value Portfolios may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
   DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') and International Depositary Receipts ('IDRs'), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.
   JAPANESE INVESTMENTS. Investing in Japanese securities may involve the risks described above associated with investing in foreign securities generally. In addition, because the Japan Growth Portfolio invests primarily in Japan, it will be subject to general economic and political conditions in Japan. The Japan Growth Portfolio should be considered a vehicle for diversification, but the Portfolio itself is not diversified.
   Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Japan Growth Portfolio, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.
   The Japan Growth Portfolio's assets may be invested in securities traded through JASDAQ. JASDAQ traded securities can be volatile, which may result in a Fund's net asset value fluctuating in response. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of the Portfolio. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Portfolio's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Portfolio to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.
   At August 6, 1997, 783 issues were traded through JASDAQ, having an aggregate market capitalization in excess of 13 trillion yen (approximately $109 billion as of August 6, 1997). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen per share (approximately $.08 per share as of August 6, 1997) over the prior fiscal year and net worth of 200 million yen (approximately $1.68 million as of August 6, 1997). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.
   The Frontier Market is a second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of net sales. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than investments in companies traded through JASDAQ. The Frontier Market was created in July 1995, and as of the date of this Prospectus, a limited number of issues were traded through this market.
   The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.
   Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.
   Japan has a parliamentary form of government. In 1993, a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect a Portfolio investing there. For additional information, see 'Investment Policies -- Japanese Investments' in the Statement of Additional Information.

   EMERGING MARKETS. The Japan Growth Portfolio may invest in securities of issuers located in less developed Asian countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
   EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-sized companies, which may include JASDAQ and Frontier Market securities, may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones.
   The Post-Venture Capital Portfolio may invest in securities of issuers in 'special situations.' Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.
   Although investing in securities of emerging growth companies or, with respect to the Post-Venture Capital Portfolio, 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a

Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.
   STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the Japan Growth Portfolio, swaps. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
   Securities Options and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Each Portfolio may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
   Futures Contracts and Related Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
   Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing or writing exchange-traded or OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
   Swaps. The Japan Growth Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
   The Japan Growth Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
   Hedging Considerations. Each Portfolio may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
   Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts and, in the case of the Japan Growth Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. A Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities unless the Fund's Board of Directors (the 'Board') determines on an ongoing basis that an adequate trading market exists for the security. Non-publicly traded securities (including interests in Private Funds and Rule 144A Securities) may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
   SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales 'against the box') will not exceed 10% of the Portfolio's assets.
   To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
   The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the sort sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
   Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a

Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time.
   NON-DIVERSIFIED STATUS. The Japan Growth Portfolio is classified as 'non-diversified' under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. As a non-diversified portfolio, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
   The Post-Venture Capital Portfolio may invest up to 15% of its net assets and each other Portfolio may invest up to 10% of its assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. A Portfolio may borrow from banks for temporary or emergency purposes in an amount up to 30% of its total assets and may pledge its assets to the same extent in connection with these borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that a Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
   INVESTMENT ADVISERS. The Fund employs Warburg as investment adviser to each Portfolio and, with respect to the Post-Venture Capital Portfolio, Abbott as its sub-investment adviser. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in Private Funds on behalf of the Portfolio and assists in other administrative functions relating to investments in Private Funds.
   For the services provided by Warburg, the Japan Growth and the Small Company Value Portfolios pay Warburg a fee calculated at an annual rate of 1.10% and
 .90%, respectively, of the relevant Portfolio's average daily net assets. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.10% of the Portfolio's average daily net assets, out of which Warburg pays Abbott for sub-advisory services. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

   Warburg. Warburg is a professional investment management firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1997, Warburg managed approximately $20.2 billion of assets, including approximately $11.8 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ('WP&Co.'), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

   Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $1.9 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.
   PORTFOLIO MANAGERS.
   Japan Growth Portfolio. P. Nicholas Edwards is the Portfolio Manager for the Japan Growth Portfolio. Mr. Edwards is a Managing Director and has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo.
   Post-Venture Capital Portfolio. Elizabeth B. Dater and Stephen J. Lurito are the Co-Portfolio Managers for the Post-Venture Capital Portfolio. Ms. Dater is a Senior Managing Director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.
   Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts for the Portfolio. Mr. Janis is a Senior Vice President of

Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
   Raymond L. Held and Gary H. Solomon, Investment Managers and Managing Directors of Abbott, manage the Portfolio's investments in Private Funds. Both Mr. Held and Mr. Solomon have been associated with Abbott and its predecessor firm since 1986.

   Small Company Value Portfolio. George U. Wyper is the Portfolio Manager of the Small Company Value Portfolio. Mr. Wyper is a Managing Director of Warburg, which he joined in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August 1994) and chief investment officer of Fund American Enterprises, Inc. (1990-1993). Kyle F. Frey, a Senior Vice President of Warburg, is Associate Portfolio Manager and Research Analyst of the Portfolio and has been with Warburg since 1989.

   CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
   The Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank
Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, the Japan Growth Portfolio will pay PFPC a fee calculated at an annual rate of
 .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in assets, .08% of the next $250 million in assets, and
 .05% of assets over $750 million, and the Post-Venture Capital Portfolio and the Small Company Value Portfolio will each pay PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets,
 .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of each Portfolio's U.S. assets. Like PFPC, PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.
   State Street Bank and Trust Company ('State Street') serves as custodian of the Portfolios' non-U.S assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
   TRANSFER AGENT. State Street serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ('BFDS'), a 50% owned subsidiary, responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
   DISTRIBUTOR. Counsellors Securities Inc. ('Counsellors Securities') serves without compensation as distributor of the shares of each Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Fund to Counsellors Securities for distribution services.
   Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.
   DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT IN THE FUND
--------------------------------------------------------------------------------
   In order to invest in a Portfolio, an investor must first complete and sign an account application. To obtain an account application, an investor may telephone the Fund at (800) 369-2728. An investor may also obtain an account application by writing to:

  Warburg Pincus Funds
  335 Madison Avenue, 15th Floor
  New York, New York 10017
  Attention: Institutional Services

   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.


   RETIREMENT PLANS. For information about investing in a Portfolio through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA') an investor should telephone Warburg Pincus Funds at (800) 369-2728 or write to the Fund at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans.


   CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration and/or address, an investor should telephone (800) 369-2728. Shareholders are responsible for maintaining current account registrations and addresses with the Fund. No interest will be payable on amounts represented by uncashed distribution or redemption checks.

   THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS ALTHOUGH, IN ITS DISCRETION, THE FUND MAY PERMIT SHARES TO BE PURCHASED BY INDIVIDUALS, AS WELL AS INSTITUTIONS, WHO MEET THE MINIMUM INVESTMENT REQUIREMENTS.

HOW TO PURCHASE SHARES IN THE PORTFOLIOS
--------------------------------------------------------------------------------
   Shares of the Portfolios may be purchased either by mail or, with special advance instructions, by wire. Shares of the Fund are sold without a sales charge. The minimum initial investment in each Portfolio is as follows:


                                             Minimum Initial        Minimum Subsequent
Portfolio                                      Investment*              Investment
----------------------------------------   -------------------    -----------------------
Japan Growth                                    $1,000,000                   None
Post-Venture Capital                             1,000,000                   None
Small Company Value                              1,000,000                   None



--------------------------------------------------------------------------------


*The minimum investment for any group of related persons is an aggregate of $4,000,000.

                          ---------------------------
   The investment minimums may be waived for accounts in which employees of Warburg or its affiliates have an interest or for investors maintaining advisory accounts with Warburg or brokerage accounts with Counsellors Securities. The Fund reserves the right to change the initial investment minimum requirements or impose a subsequent investment minimum at any time. Existing investors will be given 15 days' notice by mail of any subsequent investment minimum.
   After an investor has made an initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the Portfolio in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares of a Portfolio are not normally issued.

   BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to Warburg Pincus Institutional Fund, Inc. or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to the address set forth above and should indicate the Portfolio in which shares are to be purchased. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on The New York Stock Exchange, Inc. (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the relevant Portfolio's net asset value calculated at the end of that day. If payment is received after the close of the NYSE, the purchase will be effected at the relevant Portfolio's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for more than one Portfolio or Warburg Pincus Fund should be accompanied by a breakdown of amounts to be invested in each Portfolio or fund. If a check used for the purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating each Portfolio's net asset value, see 'Net Asset Value' below.


   BY WIRE. Investors may also purchase shares in a Portfolio by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 369-2728. Federal funds may be wired using the following wire address:


  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA #0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Institutional Fund, Inc.:
  [Portfolio name]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]


   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the relevant Portfolio on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the relevant Portfolio on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not received or accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

   PURCHASES THROUGH INTERMEDIARIES. The Portfolios may be available through certain broker-dealers, financial institutions and other industry professionals, collectively, 'Service Organizations'), which may impose certain conditions on their clients or customers that invest in the Portfolios, which are in addition to or different than those described in this Prospectus. Certain features of the Portfolios may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Portfolio shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on its behalf concerning the fees (if any) charged in connection with a purchase or redemption of Portfolio shares and should read this Prospectus in light of the terms governing its accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Portfolio in accordance with their agreements with the Portfolio and with clients or customers.


   Service Organizations that have entered into agreements with a Portfolio or its agent may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.


   GENERAL. Each Portfolio reserves the right to reject any specific purchase order, including certain purchases made by exchange (see 'How to Redeem and Exchange Shares -- Exchange of Shares' below). Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES IN THE PORTFOLIOS
-------------------------------------------------------------------------------
   REDEMPTION OF SHARES. An investor in a Portfolio may redeem (sell) shares on any day that the Portfolio's net asset value is calculated (see 'Net Asset Value' below).
   Shares of a Portfolio may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, they may be giving up a measure of security that they may have if they were to redeem or exchange their shares in writing. If an investor desires to redeem shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account in the Fund.' An investor should be sure that the redemption request identifies the relevant Portfolio, the number of shares to be redeemed and the investor's account number. In order to change the bank account designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on the account application, the investor may redeem the shares by telephone by calling the Fund at (800) 369-2728. An investor making a telephone withdrawal should state (i) the name of the relevant Portfolio, (ii) the account number of the Portfolio, (iii) the name of the investor(s) appearing on the Portfolio's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund currently does not impose a service charge for effecting wire transfers but it reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account in the Fund.' Although the Fund will redeem shares purchased by check before the check has cleared, payment of the redemption proceeds will be delayed for up to 10 days from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

   If a redemption order is received by a Portfolio or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value per share as determined on that day. If a redemption order is received after the close of trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Portfolio, the Portfolio reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in the account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
   If, due to redemptions, the value of an investor's account in a Portfolio drops to less than $250,000, the Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that the account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

   EXCHANGE OF SHARES. An investor may exchange shares of one Portfolio for shares of another Portfolio at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases.


   Currently, shares of the Portfolios may be exchanged for shares of the following portfolios of the Fund, which are described in a separate prospectus:


    International Equity Portfolio -- an equity portfolio seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;


    Managed EAFE'r' Countries Portfolio -- an equity portfolio seeking long-term capital appreciation by investing primarily in equity securities of issuers having their principal business activities and interests in foreign countries included the Morgan Stanley Capital International EAFE'r' Index;


    Emerging Markets Portfolio -- an equity portfolio seeking long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets;

    Small Company Growth Portfolio -- an equity portfolio seeking capital growth by investing primarily in equity securities of small-sized domestic companies;


    Global Fixed Income Portfolio -- a bond portfolio seeking to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers; and


    Value Portfolio -- an equity portfolio seeking total return by investing primarily in equity securities of large-sized domestic companies.


   The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Portfolio for shares in another portfolio of the Fund should review the prospectus of the other portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another portfolio of the Fund, an investor should contact the Fund at (800) 369-2728.


   Due to the costs involved in effecting exchanges, the Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be counted together for purposes of the three exchange limit. The Portfolios reserve the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may also be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincides with a 'market timing' strategy may be disruptive to the Portfolio. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolios reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.


   TELEPHONE TRANSACTIONS. In order to request exchanges and redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. The election to request exchanges and redemptions by telephone may be made subsequently, by writing to the Fund at the address set forth under 'How to Open an Account in the Fund.' Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued on the Portfolio's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premium and applicable expenses. Each Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to the Fund at the address set forth under 'How to Open an Account in the Fund' or by calling the Fund at (800) 369-2728.
   The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   TAXES. Each Portfolio intends to qualify each year as a 'regulated investment company' within the meaning of the Internal Revenue Code of 1986, as amended (the 'Code'). A Portfolio, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Portfolio expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

   Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Portfolio shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Portfolio shares or whether such distributions are received in cash or reinvested in Portfolio shares. As a general rule, an investor's gain or loss on a sale or redemption of Portfolio shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

   The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Portfolio shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as 'mid-term gain' at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than 5 years is reduced to 8%. Each Portfolio will provide information relating to that portion of a 'capital gain dividend' that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.

   Investors may be proportionately liable for taxes on income and gains of the Portfolios, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Portfolio's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Portfolio's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.
   Dividends and interest received by each Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their

U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
   JAPAN GROWTH PORTFOLIO. In the opinion of Japanese counsel for the Japan Growth Portfolio, the operations of the Portfolio will not subject the Portfolio to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Portfolio by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Portfolio. Pursuant to the present terms of the Convention, interest received by the Portfolio from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.
   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of each Portfolio's prior taxable year with respect to certain dividends and distributions which were received from the Portfolio during the Portfolio's prior taxable year. Investors should consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
   Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes each day.
   The net asset value per share of each Portfolio is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding.
   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of investments in Private Funds will not generally be reflected in the Post-Venture Capital Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

THE PORTFOLIOS' PERFORMANCE
--------------------------------------------------------------------------------
   From time to time, a Portfolio may advertise its average annual total return over various periods of time. Total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
   Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine each Portfolio's total return. Current total return figures may be obtained by calling the Fund at (800) 369-2728.
   A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Japan Growth Portfolio, the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.), the S&P 500 Index, the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Topix Index, which are unmanaged indexes of common stocks; in the case of the Post-Venture Capital Portfolio, with the Venture Capital 100 Index (compiled by Venture Capital Journal), the Russell 2000 Growth Index and the S&P 500 Index, which are unmanaged indexes of common stocks; and, in the case of the Small Company Value Portfolio, the Russell 2000 Small Stock Index, the T. Rowe Price New Horizons Fund Index and the S&P 500 Index, which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
   In reports or other communications to investors or in advertising, each Portfolio may discuss relevant economic and market conditions affecting the Portfolio. In addition, the Portfolio and its portfolio managers may render updates of Portfolio investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings, including analyses of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Each Portfolio may also describe the general biography, work experience and/or investment philosophy or style of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing the Portfolio's investment objective, approaches taken in managing the Portfolio's investments or the research methodology underlying stock selection. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
   ORGANIZATION. The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name 'Warburg, Pincus Institutional Fund, Inc.' The Fund's charter authorizes the Board to issue thirteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of nine series have been classified, three of which constitute the interests in the Portfolios.
   VOTING RIGHTS. Investors in each Portfolio are entitled to one vote for each full share owned and fractional votes for fractional shares held. Shareholders of each Portfolio vote in the aggregate on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for any purpose at the written request of holders of 10% of the Fund's outstanding shares.
   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of the investor's account, as well as a statement after any transaction that affects the investor's share balance or share registration (other than reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by a Portfolio, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Fund at (800) 369-2728.
                          ---------------------------

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF SHARES IN ANY STATE WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


The Portfolios' Expenses.....................................................    2
Investment Objectives and Policies...........................................    3
Portfolio Transactions and Turnover Rate.....................................   10
Special Risk Considerations and Certain Investment Strategies................   10
Investment Guidelines........................................................   20
Management of the Fund.......................................................   20
How to Open an Account in the Fund...........................................   23
How to Purchase Shares in the Portfolios.....................................   24
How to Redeem and Exchange Shares in the Portfolios..........................   27
Dividends, Distributions and Taxes...........................................   30
Net Asset Value..............................................................   32
The Portfolios' Performance..................................................   33
General Information..........................................................   35








                                     [Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-369-2728
                                WWW.WARBURG.COM
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPINT-1-1097


                              STATEMENT OF DIFFERENCES
                              ------------------------

The registered trademark symbol shall be expressed as................... 'r'
The dagger symbol shall be expressed as................................. 'D'

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 21, 1997

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                         International Equity Portfolio
                       Managed EAFE(R) Countries Portfolio
                           Emerging Markets Portfolio
                         Small Company Growth Portfolio
                          Global Fixed Income Portfolio
                                 Value Portfolio

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                      For information, call (800) 369-2728

                                    Contents

                                                                          Page

Investment Objectives.........................................................2
Investment Policies...........................................................2
Management Of The Fund.......................................................39
Additional Purchase And Redemption Information...............................47
Exchange Privilege...........................................................48
Additional Information Concerning Taxes......................................49
Determination Of Performance.................................................54
Independent Accountants And Counsel..........................................57
Miscellaneous................................................................58
Financial Statements.........................................................59
Appendix -- Description of Ratings..........................................A-1
Statements of Assets and Liabilities........................................A-4

This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Institutional Fund, Inc. (the "Fund") dated October 21, 1997, relating to the International Equity Portfolio, the Managed EAFE(R) Countries Portfolio, the Emerging Markets Portfolio, the Small Company Growth Portfolio, the Global Fixed Income Portfolio or the Value Portfolio (the "Portfolios") as amended or supplemented from time to time (the "Prospectus"), and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding each Portfolio's current performance may be obtained by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES

          The investment objective of the International Equity Portfolio, the Managed EAFE(R) Countries Portfolio and the Value Portfolio is long-term capital appreciation. The investment objective of the Emerging Markets Portfolio and the Small Company Growth Portfolio is capital growth. The investment objective of the Global Fixed Income Portfolio is to maximize total investment return consistent with prudent investment management while preserving capital.

                               INVESTMENT POLICIES

          The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

          Securities Options. Each Portfolio (other than the Emerging Markets Portfolio) may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          A Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the relevant Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios (other than the Emerging Markets Portfolio) may write (i) in-the-money call options when Warburg Pincus Asset Management, the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

          Stock Index Options. Each Portfolio may purchase and each portfolio (other than the Emerging Markets Portfolio) may write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

          Futures Activities. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

          Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

          In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities.

          For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

          Foreign Currency Exchange. Since the International Equity, Managed EAFE(R) Countries, Emerging Markets and Global Fixed Income Portfolios will, and the Small Company Growth and Value Portfolios may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

          Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

          Foreign Taxes and Increased Expenses. The operating expenses of the International Equity, Managed EAFE(R) Countries, Emerging Markets and Global Fixed Income Portfolios, to the extent they invest in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as, in the case of the International Equity, Managed EAFE(R) Countries, Emerging Markets and Global Fixed Income Portfolios, the rate of the investment advisory fees, though similar to such expenses of some other funds investing internationally, are higher than those costs incurred by other investment companies.

          General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Japanese Investments (International Equity and Managed EAFE(R) Countries Portfolios). From time to time depending on current market conditions, these Portfolios may invest a significant portion of their assets in Japanese securities. Like any investor in Japan, a Portfolio will be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Fund makes no representation as to the accuracy of the information, nor has the Fund attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Fund.

          Domestic Politics. Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. Members of the House of Representatives are elected for terms of four years unless the House of Representatives is dissolved prior to the expiration of their full elected terms. Members of the House of Councillors are elected for terms of six years with one-half of the membership being elected every three years. Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993, had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the House of Representatives in June 1993, when certain members of the House of Representatives left the LDP and formed two new political parties. After an election for the House of Representatives was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the House of Representatives and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tsutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994, Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party leader Tomiichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. On September 18, 1994, 187 opposition politicians founded a new party, the Reform Party, led by Ichiro Ozawa, to oppose the government of Prime Minister Murayama in the next elections. Political realignment has continued in 1995, as the Social Democrats incurred significant losses in the July elections. In August 1995, the LDP elected Ryutaro Hashimoto, the minister for international trade and industry, as its new leader, and in January 1996, he became prime minister. Mr. Hashimoto dissolved the Diet, and called a general election in October 1996, in which the LDP failed to secure a majority. The LDP formed a new coalition with the Social Democratic Party, but it will need to attract members from the main opposition party to attain a working majority. The recently formed Democratic Party, which calls for serious public sector reforms, is likely to have a strong influence on the future course of political party developments. This continuing political instability may hamper Japan's ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Fund's investments.

          Economic Background. Over the past 30 years, Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation.

          The accumulation of trade and current account surpluses in the 1980s led to increased investment in financial assets and Japanese real estate, resulting in a rapid escalation of prices and the infamous "bubble economy" of the late 1980s. In the early 1990s, however, declining stock and land prices hit Japanese banks especially hard. Falling land prices caused a rapid accumulation of bad loans and because Japanese banks count a portion of their equity holdings of other Japanese companies as part of their capital base, falling stock prices adversely affected the financial health of these banks. Bank failures in 1995 and losses from unauthorized bond trading by Daiwa Bank, one of Japan's oldest and most venerable banks, revealed serious flaws in the Japanese financial system and a government regulatory regime that had protected that system from the consequences of its actions. These serious difficulties continued through the end of 1996. Extricating financial institutions from bad loans could impede the pace of any recovery. There can be no assurance that any recovery will continue and will not, in fact, be reversed.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizable current account surplus and stability of wholesale and consumer prices. However, the recent increase in oil prices has put pressure on both the trade balance and prices. Extricating financial institutions from bad loans could impede the pace of any recovery. There can be no assurance that any recovery will continue and will not, in fact, be reversed.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the shift in production by major manufacturers to foreign countries, particularly to other parts of Asia. In 1996, the overall trade surplus declined by 32% from the previous year, although the monthly pace of decline slowed in late 1996. The declining trade surplus has been accompanied by changes in the composition of trade and trade partners. The proportion of finished products has increased, while that of raw materials has decreased, and trade with other Asian countries rose to comprise 44% and 37% of Japan's exports and imports, respectively. The U.S. still constitutes Japan's largest trading partner, accounting for 27% of Japan's exports and 23% of its imports. The trade imbalance with the U.S. has caused friction in the past, and could adversely affect Japan and the performance of the Fund.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.
                                 CURRENT ACCOUNT

                                           Trade


                          Percentage                 Percentage
                          Change from               Change from       Trade                              Current
   Year       Exports      Preceding     Imports     Preceding       Balance      Services   Transfers   Balance
                             Year                       Year
   ----       -------     -----------    -------    -----------      -------      --------   ---------   -------

                                            (U.S. dollars in
                                                millions)

   1984      168,290          15.7       124,003        8.8          44,257       (7,747)     (1,507)     35,003
   1985      174,015           3.4       118,029       (4.8)         55,986       (5,165)     (1,652)     49,169
   1986      205,591          18.1       112,764       (4.5)         92,827       (4,932)     (2,050)     85,845
   1987      224,605           9.2       128,219       13.7          96,386       (5,702)     (3,669)     87,015
   1988      259,765          15.7       164,753       28.5          95,012      (11,263)     (4,118)     79,631
   1989      269,570           3.8       192,653       16.9          76,917      (15,526)     (4,234)     57,157
   1990      280,374           4.0       216,846       12.6          63,528      (22,292)     (5,475)     35,761
   1991      306,557           9.3       203,513       (6.1)        103,044      (17,660)    (12,483)     72,901
   1992      330,850           7.9       198,502       (2.5)        132,348      (10,112)     (4,685)    117,551
   1993      351,292           6.2       209,778        5.7         141,514       (3,949)     (6,117)    131,448
   1994      384,176           9.4       238,232       13.6         145,944       (9,296)     (7,508)    129,140
   1995      429,482          11.8       297,795       25.0         131,689      (13,154)     (7,737)    110,798
   1996      435,715           1.5       344,563       15.7          91,152      (67,760)     (9,755)     71,806

         Source:  Bank of Japan

                  Economic Trends. The following table sets forth Japan's gross domestic product for the years
                  ---------------
shown.

                                                 GROSS DOMESTIC PRODUCT (GDP)

                       1996*        1995         1994         1993          1992         1991         1990         1989
                       ----         ----         ----         ----          ----         ----         ----         ----
                                                            (yen in billions)

Consumption
Expenditures
  Private...........(Y)298,786   (Y)289,045 (Y)277,676.8 (Y)270,919.4  (Y)264,824.1 (Y)255,084.2 (Y)243,628.1 (Y)228,483.2
  Government..........49,106       46,824     46,108.0     44,666.4      43,257.9     41,232.0     38,806.6     36,274.8
Capital
Formation
  (incl.
inventories)
  Private..............  N/A       70,758     93,111.4     99,180.1     108,727.6    116,638.0    110,871.9    100,130.8
  Government...........  N/A       41,461     42,227.3     40,295.8      35,110.1     30,062.3     28,182.6     25,724.5
Exports of
Goods  and
Services...........   48,773       45,408     44,449.2     44,243.8      47,409.4     46,809.7     45,919.9     42,351.8
Imports of
Goods  and
Services...........   46,127       38,227     34,424.0     33,333.1      36,183.8     38,529.3     42,871.8     36,768.1
GDP
(Expenditures).....  499,667      480,693    469,148.7    465,972.4     463,145.3    451,296.9     24,537.2    396,197.0
Change in GDP
from
Preceding Year
  Nominal terms........ 3.9%         0.3%         0.7%         0.6%          2.6%         6.3%         7.2%         6.7%
  Real Terms...........  N/A         0.9%         0.5%        -0.2%          1.1%         4.3%         4.8%         4.7%

    Source:  Economic Planning Agency, Japan
  ------------------
 *   Average of the first, second and third quarters of 1996.

                  The following tables set forth certain economic indicators in Japan for the years shown.
                                             UNEMPLOYMENT

                                                                                  Labor Productivity
Year                          Number Unemployed         Percent Unemployed      Index (Manufacturing)
----                          -----------------         ------------------      ---------------------
                                (in millions)                                     (Base Year: 1990)

1985.....................            1.56                       2.6                      75.6
1986.....................            1.67                       2.8                      77.0
1987.....................            1.73                       2.8                      81.4
1988.....................            1.55                       2.5                      90.8
1989.....................            1.42                       2.3                      96.2
1990.....................            1.34                       2.1                     100.0
1991.....................            1.36                       2.1                     102.5
1992.....................            1.42                       2.2                      97.0
1993.....................            1.66                       2.5                      95.4
1994.....................            1.92                       2.9                      98.3
1995.....................            2.10                       3.2                     103.0
1996.....................            2.25                       3.4                     107.4*

  Source: Japan Productivity Center; Bureau of Statistics Management and Coordination Agency
------------------
*    Average of the first, second and third quarters of 1996.

                              WHOLESALE PRICE INDEX

                                (Base Year: 1990)
                               All                  Change from
            Year           Commodities            Preceding Year
            ----           -----------            --------------
            1985               110.4                    (1.1)%
            1986               100.3                    (9.1)
            1987                96.5                    (3.8)
            1988                95.6                    (0.9)
            1989                98.0                     2.5
            1990               100.0                     2.0
            1991                99.4                    (0.6)
            1992                97.8                    (1.6)
            1993                95.0                    (2.9)
            1994                93.0                    (2.1)
            1995                92.2                    (0.9)
            1996                92.8                     0.7

     Source: Bank of Japan


                              CONSUMER PRICE INDEX

                                              Change from
            Year            General          Preceding Year
            ----            -------          --------------
                              (Base Year: 1990)
            1985              93.5                2.0%
            1986              94.1                0.6
            1987              94.2                0.1
            1988              94.9                0.7
            1989              97.0                2.3
            1990             100.0                3.1
            1991             103.3                3.3

                            (Base Year: 1995)
            1992              98.2                  1.8
            1993              99.4                  1.2
            1994             100.1                  0.7
            1995             100.0                 (0.1)
            1996             100.1                  0.1

  Source: Bureau of Statistics Management and Coordination Agency


     Currency Fluctuation. Investments by the International Equity and the Managed EAFE(R) Countries Portfolios in Japanese securities will be denominated in yen and most income received by these Portfolios from such investments will be in yen. However, the Portfolios' net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Funds' Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                             CURRENCY EXCHANGE RATES

                          Year               Yen Per U.S. Dollar

                          1985                    (Y)238.47
                          1986                       168.35
                          1987                       144.60
                          1988                       128.17
                          1989                       138.07
                          1990                       145.00
                          1991                       134.59
                          1992                       126.62
                          1993                       111.18
                          1994                       102.22
                          1995                        94.07
                          1996                       108.78

 Source: Nikkei (Calendar Year, Closing Average, Inter-Bank Rates in Tokyo,
Spot)

          On October 7, 1997, the rate of exchange was 122.43 Japanese yen per U.S. dollar.

          Geological Factors. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity. The risks of such phenomena, and the damage resulting therefrom, continue to exist. On January 17, 1995, the Great Hanshin Earthquake killed over 5,000 people and severely damaged the port of Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimates damage to the region at approximately $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.

          Securities Markets. There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

          As of the end of 1996, there were 1,293 domestic companies listed on the Tokyo Stock Exchange, first section, and 473 listed on the second section.

          The following table sets forth the trading volume and value of Japanese stocks on each of the eight Japanese stock exchanges for the years shown.

               STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                      (shares in millions; yen in billions)

                    All Exchanges                 Tokyo                     Osaka                   Nagoya
                 -------------------       -------------------       ------------------       ------------------
    Year         Volume        Value       Volume        Value       Volume       Value       Volume       Value
    ----         ------        -----       ------        -----       ------       -----       ------       -----

1989........     256,296   (Y)386,395      222,599   (Y)332,617      25,096    (Y)41,679        7,263   (Y)10,395
1990........     145,837      231,837      123,099      186,667      17,187       35,813        4,323       7,301
1991........     107,844      134,160       93,606      110,897      10,998       18,723        2,479       3,586
1992........      82,563       80,456       66,408       60,110      12,069       15,575        3,300       3,876
1993........     101,172      106,123       86,935       86,889      10,440       14,635        2,780       3,459
1994........     105,936      114,622       84,514       87,356      14,904       19,349        4,720       5,780
1995........     120,149      115,840       92,034       83,564      21,094       24,719        5,060       5,462
1996........     126,496      136,170      100,170      101,893      20,783       27,280        4,104       5,391



                  Kyoto               Hiroshima              Fukuoka               Niigata               Sapporo
             ----------------      ----------------      ----------------      ----------------      ----------------
             Volume     Value      Volume     Value      Volume     Value      Volume     Value      Volume     Value
             ------     -----      ------     -----      ------     -----      ------     -----      ------     -----

1989.....     331      (Y)443       190      (Y)235       268      (Y)330       398      (Y)475       151      (Y)221
1990.....     416         770       169         261       203         405       245         334       195         286
1991.....     220         300       125         149       122         174       181         208       113         123
1992.....     225         322       110         136       139         129       163         178       149         129
1993.....     223         340       185         178       229         225       207         226       174         170
1994.....     447         562       256         312       578         669       250         299       267         296
1995.....     641         873       286         306       404         396       295         212       336         308
1996.....     358         600       257         250       300         297       231         196       290         263

   Source:  Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York

                  The following table sets forth the stock trading value of Japanese stocks on the Tokyo Stock Exchange for the years shown.

                                                     TOKYO STOCK EXCHANGE
                                                      STOCK TRADING VALUE
             Year                     Total         Daily Average        High             Low        Turnover Ratio
----------------------------          -----         -------------        ----             ---        --------------
                                (yen in millions)

 1985.......................  (Y)  78,711,048     (Y)   276,179   (Y)   727,316     (Y) 110,512           44.7%
 1986.......................      159,836,218           572,890       1,682,060         115,244           67.2
 1987.......................      250,736,971           915,098       2,382,114         221,230           80.6
 1988.......................      285,521,260         1,045,865       2,768,810         192,704           70.2
 1989.......................      332,616,597         1,335,810       2,796,946         392,347           61.1
 1990.......................      186,666,820           758,808       1,464,920         218,205           37.7
 1991.......................      110,897,491           450,803       1,531,064         151,565           29.3
 1992.......................       60,110,391           243,362         686,737          97,616           18.0
 1993.......................       86,889,072           353,208       1,422,760          61,747           28.3
 1994.......................       87,355,567           353,666       1,114,216         123,904           25.6
 1995.......................       83,563,906           335,598       1,337,999          81,884           23.1
 1996.......................      101,892,634           412,521       1,362,586         154,643           28.9

Source:  Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York

          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.


                         TOPIX (Tokyo Stock Price Index)

                               (Jan. 4, 1968=100)
    Year          Year-end           High              Low
    ----          --------           ----              ---
    1985          1,049.40        1,058.35           916.93
    1986          1,556.37        1,583.35         1,025.85
    1987          1,725.83        2,258.56         1,557.46
    1988          2,357.03        2,357.03         1,690.44
    1989          2,881.37        2,884.80         2,364.33
    1990          1,733.83        2,867.70         1,523.43
    1991          1,714.68        2,028.85         1,638.06
    1992          1,307.66        1,763.43         1,102.50
    1993          1,439.31        1,698.67         1,250.06
    1994          1,559.09        1,712.73         1,445.97
    1995          1,577.70        1,585.87         1,193.16
    1996          1,470.94        1,551.76         1,448.45

  Source: Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York


          As this index reflects, share prices of companies traded on Japanese stock exchanges reached historical peaks (which were later referred to as the "bubble") in 1989 and 1990. Afterwards stock prices decreased significantly, reaching their lowest levels in the second half of 1992. There can be no assurance that additional market corrections will not occur.

          U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

          Below Investment Grade Securities. Each Portfolio may invest in fixed income securities rated below investment grade and it is not required to dispose of securities downgraded below investment grade subsequent to acquisition by the Portfolio (subject to the Emerging Market Portfolio's limit on holding below investment grade fixed-income securities). While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

          Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and
(iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

          Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of a Portfolio's net assets taken at value. A Portfolio will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

          By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase its total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

          When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Short Sales "Against the Box." In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such short sales at any one time, except that the Emerging Markets Portfolio will not be subject to such limitation.

          The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          Depositary Receipts. The assets of a Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are receipts issued outside the United States. EDRs, CDRs, IDRs and GDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

          Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

          Warrants. Each Portfolio may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

          Illiquid Securities. Each Portfolio (other than the Emerging Markets and Value Portfolios) may not invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. The Emerging Markets and Value Portfolios may each invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          Warburg will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          Non-Diversified Status (Small Company Growth Portfolio, Emerging Markets Portfolio and Global Fixed Income Portfolio). The Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

          Zero Coupon Securities. (Emerging Markets Portfolio and Global Fixed Income Portfolio) The Emerging Markets Portfolio and the Global Fixed Income Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolio anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so

          Foreign Debt Securities. (Emerging Markets Portfolio and Global Fixed Income Portfolio) The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-Year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign debt securities in which the Emerging Markets Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign debt securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign debt securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          Brady Bonds. (Emerging Markets Portfolio) The Emerging Markets Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers.

          Securities of Smaller Companies; Special Situation Companies (Small Company Growth Portfolio). The Portfolio's investments involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.

          The Portfolio may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

          Ratings as Investment Criteria (Global Fixed Income Portfolio). Up to 5% of the Global Fixed Income Portfolio's net assets may be invested in securities rated below investment grade at the time of the investment, but not lower than "B" by Standard & Poor's Ratings Services or Moody's Investors Service, Inc. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by a Portfolio, but Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Investment Policies of the Emerging Markets Portfolio Only

          Loan Participations and Assignments. The Emerging Market Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Emerging Markets Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Emerging Markets Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Under selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Emerging Markets Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Warburg to be creditworthy.

          When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

          Mortgage-Backed Securities. The Emerging Markets Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. The Emerging Markets Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

          Stand-By Commitments. The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Portfolio intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolio will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

          The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1 % of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

          The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio. The Portfolio currently anticipates that it will not invest more than 5% of its net assets in stand-by commitments.

Other Investment Limitations

          International Equity Portfolio, Managed EAFE(R) Countries Portfolio and Global Fixed Income Portfolio. The investment limitations numbered 1 through 12, as applied to a Portfolio, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 14, as applied to a Portfolio, may be changed by a vote of the Board at any time.

          The International Equity Portfolio, the Managed EAFE(R) Countries Portfolio and the Global Fixed Income Portfolio may not:

          1. Borrow money or issue senior securities except that the Portfolio may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with certain of the Portfolio's investment strategies and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Portfolio may purchase or hold publicly distributed fixed income securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and commodity options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

          6. Make short sales of securities or maintain a short position, except that a Portfolio may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

          7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts.

          8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          9. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

          10. With respect to the International Equity Portfolio and the Managed EAFE(R) Countries Portfolio only, purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          12. With respect to the International Equity Portfolio and the Managed EAFE(R) Countries Portfolio only, purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

          13. Invest more than 10% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          14. Invest in oil, gas or mineral leases.

          Emerging Markets Portfolio, Small Company Growth Portfolio and Value Portfolio. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Portfolios' outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

          The Emerging Markets Portfolio, Small Company Growth Portfolio and Value Portfolio may not:

          1. Borrow money except that the Portfolios may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolios may not exceed 30% of the value of the Portfolios' total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolios' total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Portfolios may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolios' investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolios may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except that the Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

          7. Purchase securities on margin, except that the Portfolios may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Portfolios may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

          9. Issue any senior security except as permitted in the Portfolios' investment limitations.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and, with respect to the Small Company Growth Portfolio and Value Portfolio, writing covered put and call options.

          12. Invest more than 15% of each of the Emerging Markets Portfolio's and the Value Portfolio's net assets and 10% of the Small Company Growth Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Make additional investments (including roll-overs) if the Portfolios' borrowings exceed 5% of its net assets.

          General. If a percentage restriction (other than the percentage limitations set forth in each No. 1 above and the percentage limitation set forth in No. 12 above with respect to the Emerging Markets and Value Portfolios) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolios' calculation of net asset value, in which case an adjustment may be made by the Board or its delegates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Fund are not reduced by reason of its receiving any brokerage and research services.

          During the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, the Fund, on behalf of the International Equity Portfolio, paid an aggregate of approximately $612,312, $1,273,733 and $2,347,203, respectively, in commissions to broker-dealers for execution of portfolio transactions. The fiscal 1995 commission increases were a result of sharp increases in the volume of share-related activity as the Portfolio received large inflows of capital.

          During the fiscal year ended October 31, 1996, the Fund, on behalf of the Small Company Growth Portfolio and the Emerging Markets Portfolio, paid an aggregate of approximately $69,950 and $90,762, respectively in commissions to broker-dealers for execution of portfolio transactions. Since the Managed EAFE(R) Countries Portfolio, the Global Fixed Income Portfolio and the Value Portfolio had not commenced operations as of October 31, 1996, no brokerage commissions were paid by them.

          Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

          In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), or any affiliated person of such companies.

          Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover
------------------

          The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Small Company Growth Portfolio's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Small Company Growth Portfolio may be higher than mutual funds having a similar objective that do not invest in special situation companies.

                             MANAGEMENT OF THE FUND

Officers and Board of Directors
-------------------------------

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (63)                  Director
Harvard University                      Professor at Harvard University;
1737 Cambridge Street                   National Intelligence Council from June
Cambridge, Massachusetts 02138          1995 until January 1997; Director or
                                        Trustee of CircuitCity Stores, Inc.
                                        (retail electronics and appliances) and
                                        Phoenix Home Mutual Life Insurance
                                        Company.


Donald J. Donahue (73)                  Director
27 Signal Road                          Chairman of Magma Copper Company from
Stamford, Connecticut 06902             December 1987 until December 1995;
                                        Chairman and Director of NAC Holdings
                                        from September 1990 - June 1993;
                                        Director of Pioneer Companies, Inc.
                                        (chlor-alkali chemicals) and predecessor companies since 1990 and Vice Chairman since December 1995.

Jack W. Fritz (70)                      Director
2425 North Fish Creek Road              Private investor; Consultant and
P.O. Box 483                            Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                   Fritz Communications (developers and
                                        operators of radio stations); Director
                                        of Advo, Inc. (direct mail advertising).



John L. Furth* (66)                     Chairman of the Board
466 Lexington Avenue                    Vice Chairman and Director of Warburg;
New York, New York 10017-3147           Associated with Warburg since 1970;
                                        Director of Counsellors Securities.
                                        Chairman of the Board and officer of
                                        other investment companies advised by
                                        Warburg.



Thomas A. Melfe (65)                    Director
30 Rockefeller Plaza                    Partner in the law firm of Donovan
New York, New York 10112                Leisure Newton & Irvine; Chairman of the
                                        Board of Municipal Fund for New York
                                        Investors, Inc.



Arnold M. Reichman * (49)               Director and Executive Vice President
466 Lexington Avenue                    Senior Managing Director, Chief
New York, New York 10017-3147           Operating Officer and Assistant
                                        Secretary of Warburg; Associated with
                                        Warburg since 1984; Director, Secretary
                                        and Chief Operating Officer of
                                        Counsellors Securities. Director and
                                        officer of other investment companies
                                        advised by Warburg.



Alexander B. Trowbridge (67)            Director
1317 F Street, N.W., 5th Floor          President of Trowbridge Partners, Inc.
Washington, DC 20004                    (business consulting) from January
                                        1990-November 1996; President of the
                                        National Association of Manufacturers
                                        from 1980-1990; Director or Trustee of
                                        New England Mutual Life Insurance Co.,
                                        ICOS Corporation (biopharmaceuticals),
                                        WMX Technologies Inc. (solid and
                                        hazardous waste collection and
                                        disposal), The Rouse Company (real
                                        estate development), Harris Corp.
                                        (electronics and communications
                                        equipment), The Gillette Co. (personal
                                        care products) and Sun Company Inc.
                                        (petroleum refining and marketing).



 _____________________
 * Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Dale C. Christensen (50)                Vice President of the Fund and
466 Lexington Avenue                    Portfolio Manager of Global Fixed Income
New York, New York 10017-3147           Portfolio Portfolio Manager or
                                        Co-Portfolio Manager of other Warburg
                                        Pincus Funds; Managing Director of
                                        Warburg; Associated with Warburg since
                                        1989; Vice President at Citibank, N.A.
                                        from 1985-1989; Vice President of
                                        Counsellors Securities; President of
                                        other investment companies advised by
                                        Warburg.



Richard H. King (53)                    Vice President of the Fund and
466 Lexington Avenue                    Portfolio Manager of International
New York, New York 10017-3147           Equity, Managed EAFE(R)and Emerging
                                        Markets Portfolios Portfolio Manager or
                                        Co-Portfolio Manager of other Warburg
                                        Pincus Funds; Managing Director of
                                        Warburg since 1989; Associated with
                                        Warburg since 1989; President of other
                                        investment companies advised by Warburg.




Eugene L. Podsiadlo (40)                President
466 Lexington Avenue                    Managing Director of Warburg; Associated
New York, New York 10017-3147           with Warburg since 1991; Vice President
                                        of Citibank, N.A. from 1987-1991; Senior
                                        Vice President of Counsellors Securities and President of other investment companies advised by Warburg.



Stephen Distler (44)                    Vice President
466 Lexington Avenue                    Managing Director, Controller and
New York, New York 10017-3147           Assistant Secretary of Warburg;
                                        Associated with Warburg since 1984;
                                        Treasurer of Counsellors Securities;
                                        Vice President of other investment
                                        companies advised by Warburg.



Eugene P. Grace (46)                    Vice President and Secretary
466 Lexington Avenue                    Associated with Warburg since April
New York, New York 10017-3147           1994; Attorney-at-law from September
                                        1989-April 1994; life insurance agent,
                                        New York Life Insurance Company from
                                        1993-1994; General Counsel and
                                        Secretary, Home Unity Savings Bank from
                                        1991-1992; Vice President, Chief
                                        Compliance Officer and Assistant
                                        Secretary of Counsellors Securities;
                                        Vice President and Secretary of other
                                        investment companies advised by Warburg.

Howard Conroy (43)                      Vice President and Chief Financial Offi-
466 Lexington Avenue                    cer Associated with Warburg since 1992;
New York, New York 10017-3147           Associated with Martin Geller, C.P.A.
                                        from 1990-1992; Vice President, Finance
                                        with Gabelli/Rosenthal & Partners, L.P.
                                        until 1990; Vice President and Chief
                                        Financial Officer of other investment
                                        companies advised by Warburg.



Daniel S. Madden, CPA (31)              Treasurer and Chief Accounting Officer
466 Lexington Avenue                    Associated with Warburg since 1995;
New York, New York 10017-3147           Associated with BlackRock Financial
                                        Management, Inc. from September 1994 to
                                        October 1996; Associated with BEA
                                        Associates from April 1993 to September
                                        1994; Associated with Ernst & Young LLP
                                        from 1990 to 1993. Treasurer and Chief
                                        Accounting Officer of other investment
                                        companies advised by Warburg.


Janna Manes, Esq. (30)                  Assistant Secretary
466 Lexington Avenue                    Associated with Warburg since 1996;
New York, New York  10017-3147          Associated with the law firm of Willkie
                                        Farr & Gallagher from 1993-1996;
                                        Assistant Secretary of other investment
                                        companies advised by Warburg.


          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or Director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
-----------------------
(for the fiscal year ended October 31, 1996)

                                  Total                Total Compensation from
                           Compensation from         all Investment Companies
   Name of Director               Fund                    Managed by Warburg*
   ----------------               ----                    -------------------
John L. Furth                    None**                         None**
Arnold M. Reichman               None**                         None**
Richard N. Cooper                $1,750                        $42,916
Donald J. Donahue                $2,000                        $42,916
Jack W. Fritz                    $1,250                        $42,916
Thomas A. Melfe                  $2,000                        $42,916
Alexander B. Trowbridge          $2,000                        $42,916





__________________
* Each Director also serves as a Director or Trustee of 23 other investment companies advised by Warburg.


** Mr. Furth and Mr. Reichman are considered to be interested persons of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Fund or any other investment company managed by Warburg.




          As of September 30, 1997, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

          International Equity, Managed EAFE(R) Countries and Emerging Markets Portfolios. Mr. Richard H. King, Vice President of the Fund and Portfolio Manager of the International Equity and Managed EAFE(R) Countries Portfolios and Co-Portfolio Manager of the Emerging Markets Portfolio, earned a B.A. degree from Durham University in England. Mr. King is also Portfolio Manager of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Trust and a Co-Portfolio Manager of Warburg Pincus Emerging Markets Fund, the Emerging Markets Portfolio of Warburg Pincus Trust and Warburg Pincus Japan OTC Fund. From 1968 to 1982, he worked at Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. P. Nicholas Edwards, associate portfolio manager and research analyst of the International Equity and Managed EAFE(R) Countries Portfolios, is also portfolio manager of Warburg Pincus Japan Growth Fund and a co-portfolio manager and research analyst of Warburg Pincus International Equity Fund and an associate portfolio manager and research analyst of the International Equity Portfolio of Warburg Pincus Trust. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

          Mr. Harold W. Ehrlich, associate portfolio manager and research analyst of the International Equity, Managed EAFE(R) Countries and Emerging Markets Portfolios, is also an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund, Warburg Pincus Emerging Markets Fund and the International Equity and Emerging Markets Portfolios of Warburg Pincus Trust. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

          Mr. Vincent J. McBride, Co-Portfolio Manager of the Emerging Markets Portfolio, Associate Portfolio Manager and Research Analyst of the International Equity and Managed EAFE(R) Countries Portfolios, is also a Co-Portfolio Manager of Warburg Pincus Emerging Markets Fund and the Emerging Markets Portfolio of Warburg Pincus Trust and an Associate Portfolio Manager and Research Analyst of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Trust. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

          Small Company Growth Portfolio. Ms. Elizabeth B. Dater, co-portfolio manager of the Small Company Growth Portfolio, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund and the Post-Venture Capital Portfolio of Warburg Pincus Trust. She is the former director of research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts. Mr. Stephen J. Lurito, co-portfolio manager of the Small Company Growth Portfolio, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund and the Post-Venture Capital Portfolio of Warburg Pincus Trust and the portfolio manager of Warburg Pincus Small Company Growth Fund. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a

B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

          Global Fixed Income Portfolio. Mr. Dale C. Christensen, vice president of the Fund and co-portfolio manager of the Global Fixed Income Portfolio, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen has also been the co-portfolio manager of Warburg Pincus Trust II since its inception and the co-portfolio manager of Warburg Pincus Global Fixed Income Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus New York Intermediate Municipal Fund. Mr. Christensen directs the Fixed Income Group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp, N.A. from 1985 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984. Laxmi C. Bhandari, co-portfolio manager of the Global Fixed Income Portfolio, earned a Ph.D in Finance and a M.B.A. from the University of Chicago, his P.G.D.M. degree (M.B.A. equivalent) from the Indian Institute of Management, Ahmedabad, India and B.Com. degree from Rajasthan University, India. He has also been a co-portfolio manager of the Global Fixed Income Portfolio of Warburg Pincus Trust II since its inception and co-portfolio manager of Warburg Pincus Global Fixed Income Fund since joining EMW in 1993, specializing in derivative-based products. Mr. Bhandari was a Vice President in charge of Arbitrage Trading at the Paribas Corporation from 1991 to 1993. Prior to that Mr. Bhandari was a Vice President of Asset Liability Management at Chemical Bank from 1987 to 1991 and an Assistant Professor of Advanced Portfolio Management and Advanced Corporate Finance at the University of Alberta from 1982 to 1987.

          Value Portfolio. Mr. Brian S. Posner has 9 years of investment experience. Prior to joining Warburg, Mr. Posner was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Posner received an undergraduate degree from Northwestern University and his M.B.A. in Finance from the University of Chicago.

Investment Adviser and Co-Administrators
----------------------------------------

          Warburg serves as investment adviser to each Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus. See the Prospectus, "Management of the Fund." Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          With respect to the International Equity Portfolio, during the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, Warburg earned $1,736,864, $3,095,950 and $5,644,429, respectively, and voluntarily waived $542,549, $778,770 and $1,182,795, respectively, in investment advisory fees; Counsellors Service earned $188,503, $386,993 and $705,554, respectively; and PFPC received $259,290, $436,710 and $702,540, respectively, in administration fees and voluntarily waived $81,358, $110,078 and $119,850 of such fees.

          With respect to the Small Company Growth Portfolio and the Emerging Markets Portfolio, during the fiscal year ended October 31, 1996, Warburg earned $268,768 and $21,487, respectively, and voluntarily waived $122,453 and $21,487, respectively, in investment advisory fees; Counsellors Service earned $29,863 and $2,149, respectively; and PFPC received $29,863 and $2,578, respectively, in administration fees and voluntarily waived $9,901 and $2,578 of such fees.

          Since the Managed EAFE(R) Countries Portfolio, the Global Fixed Income Portfolio and the Value Portfolio had not commenced investment operations as of October 31, 1996, no fees were paid to Warburg, PFPC or Counsellors Service by them in that fiscal year.

Custodians and Transfer Agent
-----------------------------

          Fiduciary Trust Company International ("Fiduciary") serves as custodian of each of the International Equity, Managed EAFE(R) Countries, and Global Fixed Income Portfolio's assets pursuant to separate custodian agreements (the "Fiduciary Custodian Agreements"). Under the Fiduciary Custodian Agreements, Fiduciary (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (v) makes periodic reports to the Board concerning each Portfolio's custodial arrangements. Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Portfolios. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

                  Pursuant to separate custodian agreements (the "Custodian Agreements"), PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of the Small Company Growth Portfolio's U.S. and foreign assets, respectively, and State Street serves as custodian of the Emerging Markets Portfolio's assets. Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or

PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          PNC also provides certain custodial services generally in connection with purchases and sales of the International Equity, Managed EAFE(R) Countries, and Global Fixed Income Portfolios' shares.

          State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund
------------------------

          The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." Shares of nine series have been authorized, six of which constitute the interests in the Portfolios.

          All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

          Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          A Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Warburg Pincus Fund.

                               EXCHANGE PRIVILEGE

          Shareholders of a Portfolio may exchange all or part of their shares for shares of another Portfolio or other portfolios of the Fund organized by Warburg in the future on the basis of their relative net asset values per share at the time of exchange.

          The exchange privilege enables shareholders to acquire shares in a Portfolio with a different investment objective when they believe that a shift between Portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Portfolio's shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the Portfolio and the proceeds are invested on the same day, at a price as described above, in shares of the Portfolio being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolios. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Portfolios and Their Investments
------------------------------------

          The Portfolios and Their Investments. Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options, futures of forward contracts held for less than three months (other than options, futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) (the "30% Test"); and (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

          The 30% Test will restrict the extent to which the Fund may, among other things: (1) sell or purchase put options on securities held for less than three months or purchase put options on substantially identical securities (unless the option and the security are acquired on the same day); (2) write options that expire in less than three months and (3) close options that expire in less than three months; and (3) close options that were written or purchased within the preceding three months. For purposes of the

30% Test, a Fund's increases or decreases in value of short-term investment positions constitute certain designated hedging transactions may generally be netted. Effective for taxable years beginning after August 5, 1997, the Taxpayer Relief Act of 1997 repealed the 30% Test. Accordingly, effective as of the Fund's taxable year beginning November 1, 1997, the Fund will no longer be required to comply with the 30% Test.


          As a regulated investment company, a Portfolio will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, a Portfolio will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

                  Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Portfolio currently expects to distribute any excess annually to its shareholders. However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if the Portfolio makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.

          The Code imposes a 4% nondeductible excise tax on each Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          With regard to a Portfolio's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as a Portfolio and may limit the Portfolio's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

          If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the

Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

          A Portfolio's investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

          Passive Foreign Investment Companies. If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain. If a Portfolio were able to make the election described in this paragraph, the Portfolio would not be able to treat any portion of the long-term capital gains included in income pursuant to the election as eligible for the 20% maximum capital gains rate. On October 9, 1997, the Ways and Means Committee of the U.S. Congress approved technical corrections legislation that would treat PFICs as pass-through entities for purposes of applying the 20% vote to the portion of a PFIC long-term gain attributable to assets held more than 18 months.

          Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December

31, 1997. This election would result in a Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. A Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

          Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. Dividends and distributions paid by the Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          Backup Withholding. A Portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

          Notices. Shareholders will be notified annually by the relevant Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Portfolios and Their Investments") made by the Portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxation
--------------

          Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS

WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIOS.


                          DETERMINATION OF PERFORMANCE

          From time to time, a Portfolio may quote its total return and, in the case of the Global Fixed Income Portfolio, yield in advertisements or in reports and other communications to shareholders. The total return of the International Equity, Small Company Growth, Emerging Markets and Managed EAFE(R) Countries Portfolios for the periods shown were as follows (total return without fee waivers and expenses reimbursements is indicated in parentheses):

Portfolio                                          Total Return
International Equity
   (six-month period ended 4/30/97)                     7.61%         (7.53%)
   (fiscal year ended 10/31/96)                        10.48%        (10.30%)
   (9/1/92 (inception) to 10/31/96)                    15.03%        (14.79%)

Small Company Growth
   (six-month period ended 4/30/97)                   -10.37%       (-10.45%)
   12/29/95 (inception) to 10/31/96)                   29.20%        (28.90%)

Emerging Markets
   (six-month period ended 4/30/97                     12.83%        (12.38%)
   (9/30/06 (inception) to 10/31/96                    -1.40%        (-1.60%)

Managed EAFE(R) Countries
   (one-month period ended 4/30/97)                     2.10%         (1.60%)


          A Portfolio's average annualized total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

          Yield is calculated by annualizing the net investment income generated by the Portfolio over a specified thirty-day period according to the following formula:

                           YIELD = 2 [( a--b ) +1)6-1]
                                               cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

          A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

          Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 14 of the last 25 years. The following table compares annual total returns of the EAFE Index and the S & P 500 Index for the calendar years shown.

                          EAFE Index vs. S&P 500 Index
                                    1972-1996
                              Annual Total Return+
             Year                 EAFE Index                   S&P 500 Index
             ----                 ----------                   -------------
              1972*                  33.28                        15.63
              1973*                 -16.82                       -17.37
              1974*                 -25.60                       -29.72
              1975*                  31.21                        31.55
              1976                    -.36                        19.15
              1977*                  14.61                       -11.50
              1978*                  28.91                         1.06
              1979                    1.82                        12.31
              1980                   19.01                        25.77
              1981*                  -4.85                        -9.73
              1982                   -4.63                        14.76
              1983*                  20.91                        17.27
              1984*                   5.02                         1.40
              1985*                  52.97                        26.33
              1986*                  66.80                        14.62
              1987*                  23.18                         2.03
              1988*                  26.66                        12.40
              1989                    9.22                        27.25
              1990                  -24.71                        -6.56
              1991                   10.19                        26.31
              1992                  -13.89                         4.46
              1993*                  30.49                         7.06
              1994*                   6.24                        -1.54
              1995                    9.42                        20.26
              1996                    4.40                        34.11




-------------------------
+        Without reinvestment of dividends.
*        The EAFE Index has outperformed the S&P 500 Index 14 out of the last
         25 years.
Source:  Morgan Stanley Capital International; Bloomberg Financial Markets




          The quoted performance information shown above is not intended to indicate the future performance of the International Equity, Managed EAFE(R) Countries or Emerging Markets Portfolios. Advertising or supplemental sales literature relating to a Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the International Equity, Small

Company Growth and the Emerging Markets Portfolios that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing. The statement of assets and liabilities for the Global Fixed Income Portfolio that accompanies this Statement of Additional Information has also been audited by Coopers & Lybrand, and has been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          The financial statements of the International Equity Portfolio for the period beginning with commencement of the Portfolio through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent accountants, as set forth in their report, and have been incorporated by reference in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          The statements of assets and liabilities for the Managed EAFE(R) Countries and Value Portfolios that accompany this Statement of Additional Information are unaudited.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS

          As of September 30, 1997, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of a Portfolio are as follows:


          Portfolio                              Name and Address                             Percentage Owned
    ----------------------- ----------------------------------------------------------- ------------------------------
    Small Company Growth    Trustees of Amherst College                                            13.56%
    Portfolio               Amherst College, Ms. Sharon Siegel
                            Treasurer Office
                            Box 2203 P.O. Box 5000
                            Amherst, MA 01002-5000
    ----------------------- ----------------------------------------------------------- ------------------------------
                            Employee Benefit Plan Group Trust of George                            13.31%
                            A. Buck Consulting Act Inc.
                            U/A DTD 5/3/1983
                            C/O John McGuinness
                            3 Chase MetroTech Ctr. Fl. 5
                            Brooklyn, NY 11245-0002
    ----------------------- ----------------------------------------------------------- ------------------------------
                            Northern Trust Co TTE                                                   7.37%
                            FBO Southern California
                            Rock Products C/O Mutual Funds
                            P.O. Box 92956
                            Chicago, IL 60675
    ----------------------- ----------------------------------------------------------- ------------------------------




    ----------------------- ----------------------------------------------------------- ------------------------------
    Small Company Growth    MAC & Co                                                                5.95%
    Portfolio               FBO Oberlin College
                            Mutual Fund Operations
                            P.O. Box 3198
                            Pittsburgh, PA 15230-3198
    ----------------------- ----------------------------------------------------------- ------------------------------
                            Educational Testing Service                                             5.71%
                            Michael Bockisch
                            42 Rosedale RD #Z
                            Princeton, NJ 08540-6702
    ----------------------- ----------------------------------------------------------- ------------------------------
                            The Chase Manhattan Bank Trustee                                        5.66%
                            Employee Benefit Plan Group of George A. Buck Consulting
                            Act Inc. UAD 5/3/83
                            C/O John McGuinness
                            3 Chase MetroTech Ctr. Fl. 5
                            Brooklyn, NY 11245-0002
    ----------------------- ----------------------------------------------------------- ------------------------------
    Managed EAFE(R)           Warburg Pincus Counsellors Inc.                                        78.04%
    Countries Portfolio     Attn: Stephen Distler
                            466 Lexington Ave 10th Floor
                            New York, NY 10017-3140
    ----------------------- ----------------------------------------------------------- ------------------------------
                            Christian Childrens Fund Inc.                                          21.96%
                            C/O Wayne Ball
                            P.O. Box 26484
                            2400 Emerywood Parkway
                            Richmond, VA 23261-6484
    ----------------------- ----------------------------------------------------------- ------------------------------
    Emerging Markets        Louis R. Morrell/Irene A. Comito Co-Trustees                           79.12%
    Portfolio               Wake Forest University Trust
                            U/A DTD 6/25/41
                            P.O. Box 7354
                            Winston-Salem, NC. 27109-7354
    ----------------------- ----------------------------------------------------------- ------------------------------
                            The Julliard School                                                     7.79%
                            60 Lincoln Center Plaza
                            New York, NY 10023-6588
    ----------------------- ----------------------------------------------------------- ------------------------------
    Institutional Value     National Financial Services Corp.                                      88.83%
    Portfolio               FBO Customers
                            P.O. Box 3908
                            Church Street Station
                            New York, NY 10008-3908
    ----------------------- ----------------------------------------------------------- ------------------------------
                            Warburg Pincus Counsellors Inc.                                        11.17%
                            Attn: Stephen Distler
                            466 Lexington Ave. 10th Floor
                            New York, NY 10017-3140
    ----------------------- ----------------------------------------------------------- ------------------------------


          Mr. Lionel I. Pincus, the managing partner of Warburg Pincus & Co., may be deemed to have beneficially owned 7.04% of the International Equity Portfolio's shares outstanding, and 7.09% of the Small Company Growth Portfolio's Shares outstanding, as of September 30, 1997 including shares owned by clients for which Warburg has investment discretion and by companies that Warburg Pincus & Co. may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

                              FINANCIAL STATEMENTS

          The Fund's audited annual report dated October 31, 1996 and unaudited semiannual report dated April 30, 1997, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information regarding the International Equity Portfolio, the Small Company Growth Portfolio, the Emerging Markets Portfolio and the Managed EAFE(R) Countries Portfolio (semiannual report only) included therein. The Fund will furnish without charge a copy of the annual report and the semiannual report upon request by calling the Fund at (800) 369-2728.

          The audited statement of assets and liabilities for the Global Fixed Income Portfolio dated as of October 15, 1997 and the Report of Independent Accountants related thereto and the unaudited statement of assets and liabilities for the Value Portfolio dated as of April 1, 1997 accompany this Statement of Additional Information.

                                     * * * *

          The Managed EAFE(R) Countries Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Managed EAFE(R) Countries Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Managed EAFE(R) Countries Portfolio particularly or the ability of the Morgan Stanley EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley EAFE Index. Morgan Stanley has no obligation to take the needs of the issuer of the Managed EAFE(R) Countries Portfolio or the owners of the Managed EAFE(R) Countries Portfolio into consideration in determining, composing or calculating the Morgan Stanley EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Managed EAFE(R) Countries Portfolio to be issued or in the determination or calculation of the equation by which the Managed EAFE(R) Countries Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Managed EAFE(R) Countries Portfolio in connection with the administration, marketing or trading of the Managed EAFE(R) Countries Portfolio.

          MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
----------------------

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC and C - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio

We have audited the accompanying Statement of Assets and Liabilities of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio (the "Fund") as of October 15, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio as of October 15, 1997 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 16, 1997

                    WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                          GLOBAL FIXED INCOME PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                             as of October 15, 1997

Assets:
              Cash                                                $1,000
              Total Assets                                       $1,000

Net Assets                                                         $1,000

Net Asset Value, Redemption and Offering Price
      Per Share (one billion shares authorized -
      $.001 par value applicable to 100 shares
      outstanding.)                                               $10.00
      -------------                                               ------


           The accompanying notes are an integral part of this
                          financial statement.

                    WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                          GLOBAL FIXED INCOME PORTFOLIO
                          Notes to Financial Statement
                                October 15, 1997

1.       Organization:
         Warburg, Pincus Institutional Fund, Inc. (the "Fund") was incorporated on May 13, 1992 under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of nine portfolios - International Equity Portfolio, Small Company Growth Portfolio, Emerging Markets Portfolio, Global Fixed Income Portfolio, Japan Growth Portfolio, Post-Venture Capital Portfolio, Small Company Value Portfolio, Value Portfolio and Managed EAFE(R) Countries Portfolio. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Global Fixed Income Portfolio has not commenced operations except those related to organizational matters and the sale of and aggregate 100 shares ("Initial Shares") of common stock to E.M. Warburg, Pincus & Co., Inc. ("EMW") on July 28, 1992. Subsequent to the sale of shares to EMW, the Initial Shares were transferred to Warburg, Pincus Counsellors, Inc., the Fund's investment adviser (the ("Adviser"). Effective as of October 15, 1997 the Adviser changed its name to Warburg Pincus Asset Management, Inc.

2.       Transactions with Affiliates:
         Certain officers and a director of the Fund are also officers and a director of the Adviser. These officers and director are paid no fees by the Fund for serving as an officer or director of the Fund.

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                                 VALUE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               as of April 1, 1997
                                   (unaudited)









Assets:
                           Cash                                       0
                           Deferred Organizational Costs              0
                                                                      -
                           Total Assets                               0

Liabilities:                                                          0
                           Net Assets                                 0

Net Asset Value, Redemption and Offering Price Per
      share (1 billion shares classified for the Value
      Portfolio - $.001 par value) applicable to 1
      share outstanding.                                          $10.00

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 21, 1997

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.

                             Japan Growth Portfolio
                         Post-Venture Capital Portfolio
                          Small Company Value Portfolio

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                      For information, call (800) 369-2728

                                    Contents

                                                                           Page
                                                                           ----
Investment Objectives.........................................................2
Investment Policies...........................................................2
Management Of The Fund.......................................................39
Additional Purchase And Redemption Information...............................46
Exchange Privilege...........................................................47
Additional Information Concerning Taxes......................................47
Determination Of Performance.................................................47
Independent Accountants And Counsel..........................................54
Financial Statements.........................................................54
Appendix -- Description of Ratings..........................................A-1
Statements of Assets and Liabilities........................................A-4

                  Warburg Pincus Institutional Fund, Inc. (the "Fund") currently offers nine managed investment funds, three of which, the Japan Growth, Post-Venture Capital Portfolio and Small Company Value Portfolios (the "Portfolios"), are described herein. This Statement of Additional Information is meant to be read in conjunction with the Prospectus of the Portfolios dated October 21, 1997, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding each Portfolio's current performance may be obtained by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES

                  The investment objective of each of the Japan Growth and Post-Venture Capital Portfolios is long-term growth of capital. The investment objective of the Small Company Value Portfolio is long-term capital appreciation.

                               INVESTMENT POLICIES

                  The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

                  A Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the relevant Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

                  Stock Index Options. Each Portfolio may purchase and each portfolio may write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's
100. Indexes may also be based on a particular industry or market segment.

                  Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

                  A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities.

                  For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

                  Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S.
issuers.

                  Foreign Currency Exchange. Since the Japan Growth Portfolio will, and the Post-Venture Capital and Small Company Value Portfolios may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United

States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japanese Investments-- Economic Trends -- Currency Fluctuation" below. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

                  Increased Expenses. The operating expenses of the Japan Growth Portfolio and, to the extent they invest in foreign securities, the Post-Venture Capital and Small Company Value Portfolios, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as, in the case of the Japan Growth Portfolio, the rate of the investment advisory fees, though similar to such expenses of some other funds investing internationally, are higher than those costs incurred by other investment companies.

                  General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                        JAPAN AND ITS SECURITIES MARKETS

                  The Japan Growth Portfolio will be subject to general economic and political conditions in Japan. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

                  The information set forth in this section has been extracted from various governmental publications and other sources. The Portfolio makes no representation as to the accuracy of the information, nor has the Portfolio attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Portfolio.

Domestic Politics

                  Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. Members of the House of Representatives are elected for terms of four years unless the House of Representatives is dissolved prior to the expiration of their full elected terms. Members of the House of Councillors are elected for terms of six years with one-half of the membership being elected every three years. Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993, had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the House of Representatives in June 1993, when certain members of the House of Representatives left the LDP and formed two new political parties. After an election for the House of Representatives was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the House of Representatives and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tsutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994, Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party leader Tomiichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. On September 18, 1994, 187 opposition politicians founded a new party, the Reform Party, led by Ichiro Ozawa, to oppose the government of Prime Minister Murayama in the next elections. Political realignment has continued in 1995, as the Social Democrats incurred significant losses in the July elections. In August 1995, the LDP elected Ryutaro Hashimoto, the minister for international trade and industry, as its new leader, and in January 1996, he became prime minister. Mr. Hashimoto dissolved the Diet, and called a general election in

October 1996, in which the LDP failed to secure a majority. The LDP formed a new coalition with the Social Democratic Party, but it will need to attract members from the main opposition party to attain a working majority. The recently formed Democratic Party, which calls for serious public sector reforms, is likely to have a strong influence on the future course of political party developments. This continuing political instability may hamper Japan's ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Portfolio's investments.



Economic Background

                  Over the past 30 years, Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation.

                  The accumulation of trade and current account surpluses in the 1980s led to increased investment in financial assets and Japanese real estate, resulting in a rapid escalation of prices and the infamous "bubble economy" of the late 1980s. In the early 1990s, however, declining stock and land prices hit Japanese banks especially hard. Falling land prices caused a rapid accumulation of bad loans and because Japanese banks count a portion of their equity holdings of other Japanese companies as part of their capital base, falling stock prices adversely affected the financial health of these banks. Bank failures in 1995 and losses from unauthorized bond trading by Daiwa Bank, one of Japan's oldest and most venerable banks, revealed serious flaws in the Japanese financial system and a government regulatory regime that had protected that system from the consequences of its actions. These serious difficulties continued through the end of 1996. Extricating financial institutions from bad loans could impede the pace of any recovery. There can be no assurance that any recovery will continue and will not, in fact, be reversed.

                  Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizable current account surplus and stability of wholesale and consumer prices. However, the recent increase in oil prices has put pressure on both the trade balance and prices.

                  International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the shift in production by major manufacturers to foreign countries, particularly to other parts of Asia. In 1996, the overall trade surplus declined by 32% from the previous year, although the monthly pace of decline slowed in late 1996. The declining trade surplus has been accompanied by changes in the composition of trade and trade partners. The proportion of finished products has increased, while that of raw materials has decreased, and trade with other Asian countries rose to comprise 44% and 37% of Japan's exports and imports, respectively. The U.S. still constitutes Japan's largest trading partner, accounting for 27% of Japan's exports and 23% of its imports. The trade imbalance with the U.S. has caused friction in the past, and could adversely affect Japan and the performance of the Portfolio.

                  The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                                 CURRENT ACCOUNT

                                           Trade


                          Percentage                 Percentage
                          Change from               Change from       Trade                              Current
   Year       Exports      Preceding     Imports     Preceding       Balance      Services   Transfers   Balance
                             Year                       Year
   ----       -------     -----------    -------    -----------      -------      --------   ---------   -------

                                            (U.S. dollars in
                                                millions)

   1984      168,290          15.7       124,003        8.8          44,257       (7,747)     (1,507)     35,003
   1985      174,015           3.4       118,029       (4.8)         55,986       (5,165)     (1,652)     49,169
   1986      205,591          18.1       112,764       (4.5)         92,827       (4,932)     (2,050)     85,845
   1987      224,605           9.2       128,219       13.7          96,386       (5,702)     (3,669)     87,015
   1988      259,765          15.7       164,753       28.5          95,012      (11,263)     (4,118)     79,631
   1989      269,570           3.8       192,653       16.9          76,917      (15,526)     (4,234)     57,157
   1990      280,374           4.0       216,846       12.6          63,528      (22,292)     (5,475)     35,761
   1991      306,557           9.3       203,513       (6.1)        103,044      (17,660)    (12,483)     72,901
   1992      330,850           7.9       198,502       (2.5)        132,348      (10,112)     (4,685)    117,551
   1993      351,292           6.2       209,778        5.7         141,514       (3,949)     (6,117)    131,448
   1994      384,176           9.4       238,232       13.6         145,944       (9,296)     (7,508)    129,140
   1995      429,482          11.8       297,795       25.0         131,689      (13,154)     (7,737)    110,798
   1996      435,715           1.5       344,563       15.7          91,152      (67,760)     (9,755)     71,806

         Source:  Bank of Japan

Economic Trends. The following table sets forth Japan's gross domestic product for the years shown.

                                                 GROSS DOMESTIC PRODUCT (GDP)

                       1996*        1995         1994         1993          1992         1991         1990         1989
                       ----         ----         ----         ----          ----         ----         ----         ----
                                                            (yen in billions)

Consumption
Expenditures
  Private...........(Y)298,786   (Y)289,045 (Y)277,676.8 (Y)270,919.4  (Y)264,824.1 (Y)255,084.2 (Y)243,628.1 (Y)228,483.2
  Government..........49,106       46,824     46,108.0     44,666.4      43,257.9     41,232.0     38,806.6     36,274.8
Capital
Formation
  (incl.
inventories)
  Private..............  N/A       70,758     93,111.4     99,180.1     108,727.6    116,638.0    110,871.9    100,130.8
  Government...........  N/A       41,461     42,227.3     40,295.8      35,110.1     30,062.3     28,182.6     25,724.5
Exports of
Goods  and
Services...........   48,773       45,408     44,449.2     44,243.8      47,409.4     46,809.7     45,919.9     42,351.8
Imports of
Goods  and
Services...........   46,127       38,227     34,424.0     33,333.1      36,183.8     38,529.3     42,871.8     36,768.1
GDP
(Expenditures).....  499,667      480,693    469,148.7    465,972.4     463,145.3    451,296.9     24,537.2    396,197.0
Change in GDP
from
Preceding Year
  Nominal terms........ 3.9%         0.3%         0.7%         0.6%          2.6%         6.3%         7.2%         6.7%
  Real Terms...........  N/A         0.9%         0.5%        -0.2%          1.1%         4.3%         4.8%         4.7%

    Source:  Economic Planning Agency, Japan
  ------------------
 *   Average of the first, second and third quarters of 1996.

                  The following tables set forth certain economic indicators in Japan for the years shown.

                                             UNEMPLOYMENT

                                                                                  Labor Productivity
Year                          Number Unemployed         Percent Unemployed      Index (Manufacturing)
----                          -----------------         ------------------      ---------------------
                                (in millions)                                     (Base Year: 1990)

1985.....................            1.56                       2.6                      75.6
1986.....................            1.67                       2.8                      77.0
1987.....................            1.73                       2.8                      81.4
1988.....................            1.55                       2.5                      90.8
1989.....................            1.42                       2.3                      96.2
1990.....................            1.34                       2.1                     100.0
1991.....................            1.36                       2.1                     102.5
1992.....................            1.42                       2.2                      97.0
1993.....................            1.66                       2.5                      95.4
1994.....................            1.92                       2.9                      98.3
1995.....................            2.10                       3.2                     103.0
1996.....................            2.25                       3.4                     107.4*

  Source: Japan Productivity Center; Bureau of Statistics Management and Coordination Agency
------------------
*    Average of the first, second and third quarters of 1996.

                              WHOLESALE PRICE INDEX

                                (Base Year: 1990)
                               All                  Change from
            Year           Commodities            Preceding Year
            ----           -----------            --------------
            1985               110.4                    (1.1)%
            1986               100.3                    (9.1)
            1987                96.5                    (3.8)
            1988                95.6                    (0.9)
            1989                98.0                     2.5
            1990               100.0                     2.0
            1991                99.4                    (0.6)
            1992                97.8                    (1.6)
            1993                95.0                    (2.9)
            1994                93.0                    (2.1)
            1995                92.2                    (0.9)
            1996                92.8                     0.7

     Source: Bank of Japan


                              CONSUMER PRICE INDEX

                                              Change from
            Year            General          Preceding Year
            ----            -------          --------------
                              (Base Year: 1990)
            1985              93.5                2.0%
            1986              94.1                0.6
            1987              94.2                0.1
            1988              94.9                0.7
            1989              97.0                2.3
            1990             100.0                3.1
            1991             103.3                3.3

                            (Base Year: 1995)
            1992              98.2                  1.8
            1993              99.4                  1.2
            1994             100.1                  0.7
            1995             100.0                 (0.1)
            1996             100.1                  0.1

  Source: Bureau of Statistics Management and Coordination Agency

                  Currency Fluctuation. Investments by the Japan Growth Portfolio in Japanese securities will be denominated in yen and most income received by the Portfolio from such investments will be in yen. However, the Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Portfolio's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                             CURRENCY EXCHANGE RATES

                 Year                    Yen Per U.S. Dollar
                 ----                    -------------------
                 1985                         (Y)238.47
                 1986                            168.35
                 1987                            144.60
                 1988                            128.17
                 1989                            138.07
                 1990                            145.00
                 1991                            134.59
                 1992                            126.62
                 1993                            111.18
                 1994                            102.22
                 1995                             94.07
                 1996                            108.78

  Source: Nikkei (Calendar Year, Closing Average, Inter-Bank
          Rates in Tokyo, Spot)

                  On October 7, 1997, the rate of exchange was 122.43 Japanese yen per U.S. dollar.

                  Geological Factors. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity. The risks of such phenomena, and the damage resulting therefrom, continue to exist. On January 17, 1995, the Great Hanshin Earthquake killed over 5,000 people and severely damaged the port of Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimates damage to the region at approximately $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole, and on the Portfolio's investments, cannot be predicted.

Securities Markets

                  There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

                  As of the end of 1996, there were 1,293 domestic companies listed on the Tokyo Stock Exchange, first section, and 473 listed on the second section.

                  The following table sets forth the trading volume and value of Japanese stocks on each of the eight Japanese stock exchanges for the years shown.

               STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                      (shares in millions; yen in billions)

                    All Exchanges                 Tokyo                     Osaka                   Nagoya
                 -------------------       -------------------       ------------------       ------------------
    Year         Volume        Value       Volume        Value       Volume       Value       Volume       Value
    ----         ------        -----       ------        -----       ------       -----       ------       -----

1989........     256,296   (Y)386,395      222,599   (Y)332,617      25,096    (Y)41,679        7,263   (Y)10,395
1990........     145,837      231,837      123,099      186,667      17,187       35,813        4,323       7,301
1991........     107,844      134,160       93,606      110,897      10,998       18,723        2,479       3,586
1992........      82,563       80,456       66,408       60,110      12,069       15,575        3,300       3,876
1993........     101,172      106,123       86,935       86,889      10,440       14,635        2,780       3,459
1994........     105,936      114,622       84,514       87,356      14,904       19,349        4,720       5,780
1995........     120,149      115,840       92,034       83,564      21,094       24,719        5,060       5,462
1996........     126,496      136,170      100,170      101,893      20,783       27,280        4,104       5,391



                  Kyoto               Hiroshima              Fukuoka               Niigata               Sapporo
             ----------------      ----------------      ----------------      ----------------      ----------------
             Volume     Value      Volume     Value      Volume     Value      Volume     Value      Volume     Value
             ------     -----      ------     -----      ------     -----      ------     -----      ------     -----

1989.....     331      (Y)443       190      (Y)235       268      (Y)330       398      (Y)475       151      (Y)221
1990.....     416         770       169         261       203         405       245         334       195         286
1991.....     220         300       125         149       122         174       181         208       113         123
1992.....     225         322       110         136       139         129       163         178       149         129
1993.....     223         340       185         178       229         225       207         226       174         170
1994.....     447         562       256         312       578         669       250         299       267         296
1995.....     641         873       286         306       404         396       295         212       336         308
1996.....     358         600       257         250       300         297       231         196       290         263

   Source:  Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York

                  The following table sets forth the stock trading value of Japanese stocks on the Tokyo Stock Exchange for the years shown.

                                                     TOKYO STOCK EXCHANGE
                                                      STOCK TRADING VALUE
             Year                     Total         Daily Average        High             Low        Turnover Ratio
----------------------------          -----         -------------        ----             ---        --------------
                                (yen in millions)

 1985.......................  (Y)  78,711,048     (Y)   276,179   (Y)   727,316     (Y) 110,512           44.7%
 1986.......................      159,836,218           572,890       1,682,060         115,244           67.2
 1987.......................      250,736,971           915,098       2,382,114         221,230           80.6
 1988.......................      285,521,260         1,045,865       2,768,810         192,704           70.2
 1989.......................      332,616,597         1,335,810       2,796,946         392,347           61.1
 1990.......................      186,666,820           758,808       1,464,920         218,205           37.7
 1991.......................      110,897,491           450,803       1,531,064         151,565           29.3
 1992.......................       60,110,391           243,362         686,737          97,616           18.0
 1993.......................       86,889,072           353,208       1,422,760          61,747           28.3
 1994.......................       87,355,567           353,666       1,114,216         123,904           25.6
 1995.......................       83,563,906           335,598       1,337,999          81,884           23.1
 1996.......................      101,892,634           412,521       1,362,586         154,643           28.9

Source:  Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York

                  OTC Market. Trading of securities on the Japanese OTC market ("OTC Market" or "JASDAQ") is regulated primarily by the Japan Securities Dealers Association (the "JSDA"). The JSDA reports the daily high and low selling prices, the last selling price on each day, trading volumes, market capitalization and the number of corporate issues registered with the JSDA as traded over-the-counter by the member firms of the JSDA.

                  The following table sets forth the number of issues traded in, the market capitalization of, and the trading value of stocks in, the Japanese OTC market for the years shown.

                               JAPANESE OTC MARKET
                     NUMBER OF ISSUES, MARKET CAPITALIZATION
                                AND TRADING VALUE

                                                                      Stock Trading Value
                                                          -------------------------------------------
                                                                      (yen in thousands)
Year          No. of Issues     Market Capitalization             Total             Daily Average
----          -------------     ---------------------             -----             -------------
                                  (yen in millions)

1985               150            (Y)1,572,308             (Y)195,711,396             (Y)686,706
1986               161               2,138,063                450,081,898              1,642,634
1987               172               2,489,409                400,065,211              1,460,092
1988               216               4,270,830                721,639,214              2,643,367
1989               279              12,508,712              2,085,482,912              8,375,433
1990               357              11,972,160              6,111,700,820             24,844,312
1991               446              13,001,864              5,043,126,216             20,500,513
1992               451               8,008,572              1,091,101,849              4,417,416
1993               491              11,318,446              2,880,539,952             11,709,512
1994               581              14,628,729              5,384,108,058             21,798,008
1995               698              14,604,314              5,889,972,000             23,654,000
1996               779              16,493,446              5,359,604,000*            25,926,000*

  Source:  JSDA, 1993 Annual Statistics for the OTC Market; Japan
           Securities Research Institute

 ------------------
  *    For the period ended October 31, 1996

                  Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

                  The following table sets forth the high, low and year-end TOPIX for the years shown.



                         TOPIX (Tokyo Stock Price Index)

                               (Jan. 4, 1968=100)
    Year          Year-end           High              Low
    ----          --------           ----              ---
    1985          1,049.40        1,058.35           916.93
    1986          1,556.37        1,583.35         1,025.85
    1987          1,725.83        2,258.56         1,557.46
    1988          2,357.03        2,357.03         1,690.44
    1989          2,881.37        2,884.80         2,364.33
    1990          1,733.83        2,867.70         1,523.43
    1991          1,714.68        2,028.85         1,638.06
    1992          1,307.66        1,763.43         1,102.50
    1993          1,439.31        1,698.67         1,250.06
    1994          1,559.09        1,712.73         1,445.97
    1995          1,577.70        1,585.87         1,193.16
    1996          1,470.94        1,551.76         1,448.45

  Source: Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York


                  The Nikkei OTC Average is a price weighted index of the quotations of the OTC registered stock traded by members of the JSDA. The following table sets forth the year-end Nikkei OTC Average for the years shown.

                               NIKKEI OTC AVERAGE

                                              Nikkei OTC
                      Year                      Average
                      ----                    ----------
                      1985                      814.2
                      1986                    1,056.4
                      1987                    1,107.0
                      1988                    1,313.1
                      1989                    2,597.5
                      1990                    2,175.5
                      1991                    1,946.1
                      1992                    1,227.9
                      1993                    1,447.6
                      1994                    1,776.1
                      1995                    1,448.4
                      1996                    1,330.6

    Sources: The Nihon Keizai Shimbun, Inc.; Bloomberg Financial
             Markets; Japan Securities Dealers Association

                  As these indexes reflect, share prices of companies traded on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") in 1989 and 1990. Afterwards stock prices in both markets decreased significantly, reaching their lowest levels in the second half of 1992. There can be no assurance that additional market corrections will not occur.

                  U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

                  Below Investment Grade Securities. As described in the Prospectus, each Portfolio, from time to time, may invest in or hold securities rated below investment grade or which, if unrated, are deemed by Warburg to be of comparable quality. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

                  Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

                  Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 20% of a Portfolio's net assets taken at value. A Portfolio will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

                  By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase its total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

                  When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Short Sales. The Post-Venture Capital Portfolio may engage in "short sales" that do not meet the definition of short sales "against the box." In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.

                  Short Sales Against the Box. Each Portfolio may enter into short sales "against the box." While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. No Portfolio, other than the Small Company Value Portfolio, intends to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  Depositary Receipts. The assets of a Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are receipts issued outside the United States. EDRs, CDRs, IDRs and GDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

                  Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

                  Warrants. Each Portfolio may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. Each of the Japan Growth and Small Company Value Portfolios may not invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), time deposits maturing in more than seven days and, with respect to the Post-Venture Capital Portfolio, Private Funds (as defined in the Prospectus). The Post-Venture Capital Portfolios may invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. Warburg will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors:
(i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Private Funds (Post-Venture Capital Portfolio). Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Portfolio's assets invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

                  Interests in the Private Funds in which the Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Portfolio, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

                  Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  Reverse Repurchase Agreements and Dollar Rolls. Each of the Portfolios may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or certain liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign debt securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign debt securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign debt securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities issued by U.S. government entities, such the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition, the Japan Growth Portfolio may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional

30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Non-Diversified Status (Japan Growth Portfolio). The Japan Growth Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that the Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

                  Zero Coupon Securities (Japan Growth Portfolio). The Japan Growth Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. The Portfolio currently anticipates that during the coming year, zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolio anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so

                  Securities of Smaller Companies and Emerging Growth Companies; Special Situation Companies (Japan Growth and Small Company Value Portfolios). The Portfolio's investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  The Portfolio may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

                  Asset-Backed Securities (Japan Growth Portfolio). The Japan Growth Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Other Investment Limitations

                  The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the relevant Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 15 may be changed by a vote of the Board at any time.

                  If a percentage restriction (other than the percentage limitation set forth in Restriction No. 1) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

                  Each Portfolio may not:

                  1. Borrow money except that the Portfolios may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolios may not exceed 30% of the value of the Portfolios' total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Portfolios' total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Make loans, except that the Portfolios may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolios' investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolios may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. With respect to the Japan Growth and Small Company Value Portfolios only, make short sales of securities or maintain a short position, except that each Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase securities on margin, except that the Portfolios may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Portfolios may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in the Portfolios' investment limitations.

                  10. With respect to the Post-Venture Capital and Small Company Value Portfolios only, purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

                  11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% of each Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  14. Make additional investments (including roll-overs) if each Portfolio's borrowings exceed 5% of its net assets.

                  15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets.

Portfolio Valuation

                  The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in Japan and certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolios' calculation of net asset value, in which case an adjustment may be made by the Board or its delegates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

                  Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds by the Post-Venture Capital Portfolio through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.



                  Except for Private Funds investments managed by Abbott Capital Management, LLC, the Post-Venture Capital Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg and Abbott under their agreements with the Fund are not reduced by reason of its receiving any brokerage and research services.

                  Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg or Abbott, as relevant. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to Warburg, Abbott or Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), or any affiliated person of such companies.

                  Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. Investment by the Portfolios in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Portfolios may be higher than mutual funds having a similar objective that do not invest in special situation companies.



                             MANAGEMENT OF THE FUND

Officers and Board of Directors

                  The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper (63)                              Director
Harvard University                                  Professor at Harvard University; National Intelligence Council
1737 Cambridge Street                               from June 1995 until January 1997; Director or Trustee of
Cambridge, Massachusetts 02138                      CircuitCity Stores, Inc. (retail electronics and appliances)
                                                    and Phoenix Home Mutual Life Insurance Company.

Donald J. Donahue (73)                              Director
27 Signal Road                                      Chairman of Magma Copper Company from December 1987 until
Stamford, Connecticut 06902                         December 1995; Chairman and Director of NAC Holdings from
                                                    September 1990 - June 1993; Director of Pioneer
                                                    Companies, Inc. (chlor-alkali chemicals) and
                                                    predecessor companies since 1990 and Vice Chairman
                                                    since December 1995.

Jack W. Fritz (70)                                  Director
2425 North Fish Creek Road                          Private investor; Consultant and Director of Fritz
P.O. Box 483                                        Broadcasting, Inc. and Fritz Communications (developers and
Wilson, Wyoming 83014                               operators of radio stations); Director of Advo, Inc. (direct mail advertising).


John L. Furth* (66)                                 Chairman of the Board
466 Lexington Avenue                                Vice Chairman and Director of Warburg; Associated with
New York, New York 10017-3147                       Warburg since 1970; Officer of other investment
                                                    companies advised by Warburg.

--------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.


Thomas A. Melfe (65)                                Director
30 Rockefeller Plaza                                Partner in the law firm of Donovan Leisure Newton & Irvine;
New York, New York 10112                            Chairman of the Board of Municipal Fund for New York Investors,
                                                    Inc.

Arnold M. Reichman* (49)                            Director and Executive Vice President
466 Lexington Avenue                                Managing Director and Assistant Secretary of Warburg;
New York, New York 10017-3147                       Associated with Warburg since 1984; Senior Vice President,
                                                    Secretary and Chief Operating Officer of
                                                    Counsellors Securities; Officer of other investment
                                                    companies advised by Warburg.

Alexander B. Trowbridge (67)                        Director
1317 F Street, N.W., 5th Floor                      President of Trowbridge Partners, Inc. (business consulting)
Washington, DC 20004                                from January 1990-November 1996; President of the National
                                                    Association of Manufacturers from 1980-1990;
                                                    Director or Trustee of New England Mutual Life
                                                    Insurance Co., ICOS Corporation
                                                    (biopharmaceuticals), WMX Technologies Inc. (solid
                                                    and hazardous waste collection and disposal), The
                                                    Rouse Company (real estate development), Harris
                                                    Corp. (electronics and communications equipment),
                                                    The Gillette Co. (personal care products) and Sun
                                                    Company Inc. (petroleum refining and marketing).

Eugene L. Podsiadlo (40)                            President
466 Lexington Avenue                                Managing Director of Warburg; Associated with Warburg since
New York, New York 10017-3147                       1991; Vice President of Citibank, N.A. from 1987-1991; Senior
                                                    Vice President of Counsellors Securities and
                                                    officer of other investment companies advised by
                                                    Warburg.

Stephen Distler (44)                                Vice President
466 Lexington Avenue                                Managing Director, Controller and Assistant Secretary of
New York, New York 10017-3147                       Warburg; Associated with Warburg since 1984; Treasurer of
                                                    Counsellors Securities; Vice President of other
                                                    investment companies advised by Warburg.


--------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.



Eugene P. Grace (45)                                Vice President and Secretary
466 Lexington Avenue                                Associated with Warburg since April 1994; Attorney-at-law from
New York, New York 10017-3147                       September 1989-April 1994; life insurance agent, New York Life
                                                    Insurance Company from 1993-1994; General Counsel
                                                    and Secretary, Home Unity Savings Bank from
                                                    1991-1992; Vice President, Chief Compliance Officer
                                                    and Assistant Secretary of Counsellors Securities;
                                                    Vice President and Secretary of other investment
                                                    companies advised by Warburg.

Howard Conroy (43)                                  Vice President and Chief Financial Officer
466 Lexington Avenue                                Associated with Warburg since 1992; Associated with Martin
New York, New York 10017-3147                       Geller, C.P.A. from 1990-1992; Vice President, Finance with
                                                    Gabelli/Rosenthal & Partners, L.P. until 1990; Vice
                                                    President and Chief Financial Officer of other
                                                    investment companies advised by Warburg.

Daniel S. Madden, CPA (31)                          Treasurer and Chief Accounting Officer
466 Lexington Avenue                                Associated with Warburg since 1995; Associated with BlackRock
New York, New York 10017-3147                       Financial Management, Inc. from September 1994 to October 1996;
                                                    Associated with BEA Associates from April 1993 to
                                                    September 1994; Associated with Ernst & Young LLP
                                                    from 1990 to 1993. Treasurer and Chief Accounting
                                                    Officer of other investment companies advised by
                                                    Warburg.

Janna Manes, Esq. (30)                              Assistant Secretary
466 Lexington Avenue                                Associated with Warburg since 1996; Associated with the law
New York, New York 10017-3147                       firm of Willkie Farr & Gallagher from 1993-1996;
                                                    Assistant Secretary of other investment companies
                                                    advised by Warburg.

No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or Director of the Fund. Each Director who is not a director, trustee, officer or employee of

                  Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1996)


                                                           Total                   Total Compensation from
              Name of Director                       Compensation from             all Investment Companies
                                                           Fund                      Managed by Warburg*
              ----------------                       -----------------             ------------------------

John L. Furth                                             None**                            None**
Arnold M. Reichman                                        None**                            None**
Richard N. Cooper                                         $1,750                           $42,916
Donald J. Donahue                                         $2,000                           $42,916
Jack W. Fritz                                             $1,250                           $42,916
Thomas A. Melfe                                           $2,000                           $42,916
Alexander B. Trowbridge                                   $2,000                           $42,916

------------------------
* Each Director also serves as a Director or Trustee of 23 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman are considered to be interested persons of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Fund or any other investment company managed by Warburg.

                  As of August 5, 1997, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

                  Portfolio Managers.

                  Japan Growth Portfolio. Mr. P. Nicholas Edwards, Portfolio Manager of the Japan Growth Portfolio, is also Associate Portfolio Manager and Research Analyst of the International Equity and Managed EAFE(R) Countries Portfolios of the Fund, Portfolio Manager of Warburg Pincus Japan Growth Fund and a Co-Portfolio Manager and Research Analyst of Warburg Pincus International Equity Fund and an Associate Portfolio Manager and Research Analyst of the International Equity Portfolio of Warburg Pincus Trust. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

                  Post-Venture Capital Portfolio. Ms. Elizabeth B. Dater, Co-Portfolio Manager of the Post-Venture Capital Portfolios, is also Co-Portfolio Manager of the Small Company Growth Portfolio of the Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund and the Post-Venture Capital Portfolio of Warburg Pincus Trust. She is the former Director of Research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

                  Mr. Stephen J. Lurito, Co-Portfolio Manager of the Post-Venture Capital Portfolios, is also Co-Portfolio Manager of the Small Company Growth Portfolio of the Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund and the Post-Venture Capital Portfolio of Warburg Pincus Trust and the Portfolio Manager of Warburg Pincus Small Company Growth Fund. Mr. Lurito, also the Research Coordinator and a Portfolio Manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

                  Mr. Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts of the Post-Venture Portfolio and of other Warburg Pincus Funds. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.

                  Raymond L. Held and Gary H. Solomon, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for Warburg Pincus Post-Venture Capital Fund, Warburg Pincus Global Post-Venture Capital Fund and the Post-Venture Capital Portfolio of Warburg Pincus Trust. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A from New York University, an M.A. from Columbia University and a B.A. from Queens College.

                  Prior to joining a predecessor of Abbott in 1986, Mr. Solomon served as vice president of the Venture Capital Group at Manufacturers Hanover Investment Corporation, before which time he was an investment officer at CIGNA Corporation and credit account manager at E.I. du Pont de Nemours & Company. Mr. Solomon earned an M.B.A. from Pennsylvania State University and a B.A from Franklin & Marshall College.

                  Small Company Value Portfolio. Mr. George U. Wyper is Portfolio Manager of the Small Company Value Portfolio. Mr. Wyper is also Portfolio Manager of Warburg Pincus Capital Appreciation Fund and Warburg Pincus Small Company Value Fund. From 1987 until 1990 Mr. Wyper was the director of fixed income investments at Fireman's Fund Insurance Company, and from 1990 until 1993 he was chief investment officer of Fund American Enterprises, Inc. Mr. Wyper was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. from 1993 until he joined Warburg in August 1994 as a managing director of Warburg. Mr. Wyper earned a B.S. degree in economics from the Wharton School of Business of the University of Pennsylvania and a Masters of Management from Yale University.

                  Mr. Kyle F. Frey is Associate Portfolio Manager and Research Analyst of the Small Company Value Portfolio. Mr. Frey serves in similar positions with Warburg Pincus Small Company Value Fund. Mr. Frey, a Senior Vice President of Warburg, is also a Research Analyst and Assistant Portfolio Manager for small-cap growth equity and distribution management products. Prior to joining Warburg in 1989, Mr. Frey was with Goldman, Sachs & Co. in the institutional sales division. Mr. Frey earned a B.S. degree from the University of New Hampshire and an M.B.A. from New York University.

Investment Advisers and Co-Administrators

                  Warburg serves as investment adviser to each Portfolio, Abbott serves as sub-investment adviser to the Post-Venture Capital Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus. See the Prospectus, "Management of the Fund."

Custodians and Transfer Agent

                  Pursuant to separate custodian agreements (the "Custodian Agreements"), PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of each Portfolio's U.S. and foreign assets, respectively. Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and
(v) makes periodic reports to the Board concerning the Portfolio's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

                  The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." Shares of nine series have been authorized, which constitute the interests in the Portfolios described herein and six other series.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  A Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Warburg Pincus Fund.

                               EXCHANGE PRIVILEGE

                  Shareholders of a Portfolio may exchange all or part of their shares for shares of another Portfolio or other portfolios of the Fund organized by Warburg in the future on the basis of their relative net asset values per share at the time of exchange.

                  The exchange privilege enables shareholders to acquire shares in a Portfolio with a different investment objective when they believe that a shift between Portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Portfolio's shares being acquired may legally be sold.

                  Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the Portfolio and the proceeds are invested on the same day, at a price as described above, in shares of the Portfolio being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolios. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Portfolios and Their Investments

          The Portfolios and Their Investments. Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options, futures of forward contracts held for less than three months (other than options, futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or other than options, futures, or forward contracts on foreign currencies) held for less than three months, but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) (the "30% Test"); and (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

                  The 30% Test will restrict the extent to which the Fund may, among other things: (1) sell or purchase put options on securities held for less than three months or purchase put options on substantially identical securities (unless the option and the security are acquired on the same day); (2) write options that expire in less than three months and (3) close options that expire in less than three months; and (3) close options that were written or purchased within the preceding three months. For purposes of the 30% Test, a Fund's increases or decreases in value of short-term investment positions constitute certain designated hedging transactions may generally be netted. Effective for taxable years beginning after August 5, 1997, the Taxpayer Relief Act of 1997 repealed the 30% Test. Accordingly, effective as of the Fund's taxable year beginning November 1, 1997, the Fund will no longer be required to comply with the 30% Test.


                  As a regulated investment company, a Portfolio will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, a Portfolio will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

                  Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Portfolio currently expects to distribute any excess annually to its shareholders. However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if the Portfolio makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.

                  The Code imposes a 4% nondeductible excise tax on each Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  With regard to a Portfolio's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as a Portfolio and may limit the Portfolio's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

                  In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                  A Portfolio's investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

                  Passive Foreign Investment Companies. If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain. If a Portfolio were able to make the election described in this paragraph, the Portfolio would not be able to treat any portion of the long-term capital gains included in income pursuant to the election as eligible for the 20% maximum capital gains rate. On October 9, 1997, the Ways and Means Committee of the U.S. Congress approved technical corrections legislation that would treat PFICs as pass-through entities for purposes of applying the 20% vote to the portion of a PFIC long-term gain attributable to assets held more than 18 months.

                  Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. A Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                  Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. Dividends and distributions paid by the Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

                  Backup Withholding. A Portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

                  Notices. Shareholders will be notified annually by the relevant Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Portfolios and Their Investments") made by the Portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIOS.


                          DETERMINATION OF PERFORMANCE

                  From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. A Portfolio's average annualized total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n* = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

                  The Japan Growth Portfolio may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place

-------------------
* - As used here, "n" is an exponent.

among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The sales literature for this Portfolio may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on Japanese exchanges and in Japanese OTC markets, and may include graphs of such statistics in advertising and other sales literature.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund.

                  Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                              FINANCIAL STATEMENTS

                  The unaudited statements of assets and liabilities for the Portfolios dated as of August 11, 1997 accompany this Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC and C - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                             JAPAN GROWTH PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                              as of August 11, 1997
                                   (unaudited)






Assets:
                           Cash                                   0
                           Deferred Organizational Costs          0
                                                                  -
                           Total Assets                           0

Liabilities:                                                      0
                                                                  -
                           Net Assets                             0
                                                                  =
Net Asset Value, Redemption and Offering Price
      Per share (1 billion shares classified for
      the Japan Growth Portfolio - $.001 par
      value) applicable to 1 share issued.
                                                             $10.00
                                                             ======

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                         POST-VENTURE CAPITAL PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                              as of August 11, 1997
                                   (unaudited)







Assets:
                           Cash                                            0
                           Deferred Organizational Costs                   0
                                                                           -
                           Total Assets                                    0

Liabilities:                                                               0
                                                                           -
                           Net Assets                                      0
                                                                           =

Net Asset Value, Redemption and Offering Price
       Per share (1 billion shares classified for
       the Post-Venture Capital Portfolio - $.001
       par value) applicable to 1 share issued.
                                                                      $10.00
                                                                      ======

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                          SMALL COMPANY VALUE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                              as of August 11, 1997
                                   (unaudited)





Assets:
                           Cash                                         0
                           Deferred Organizational Costs                0
                                                                        -
                           Total Assets                                 0

Liabilities:                                                            0
                                                                        -
                           Net Assets                                   0
                                                                        =

Net Asset Value, Redemption and Offering Price
        Per share (1 billion shares classified for
        the Small Company Value Portfolio - $.001
        par value) applicable to 1 share issued.
                                                                      $10.00

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements --
          International Equity Portfolio

          (1) Financial Statements included in Part A
              (a) Financial Highlights

          (2) Financial Statements included in Part B
              (incorporated by reference to the Fund's annual report dated October 31, 1996 and semiannual report (unaudited) dated April 30, 1997)
              (a) Report of Coopers & Lybrand L.L.P.,
                  Independent Accountants (annual report only)
              (b) Statement of Net Assets
              (c) Statement of Operations
              (d) Statement of Changes in Net Assets
              (e) Financial Highlights
              (f) Notes to Financial Statements

     (b)  Financial Statements -- Small Company
          Growth Portfolio

          (1) Financial Statements included in Part A
              (a) Financial Highlights

          (2) Financial Statements included in Part B
              (incorporated by reference to the Fund's annual report dated October 31, 1996 and semiannual report (unaudited) dated April 30, 1997)
              (a) Report of Coopers & Lybrand L.L.P.,
                  Independent Accountants (annual report only)
              (b) Statement of Net Assets
              (c) Statement of Operations
              (d) Statement of Changes in Net Assets
              (e) Financial Highlights
              (f) Notes to Financial Statements

     (c)  Financial Statements included in Part B -- Global Fixed
          Income Portfolio

          (1) Report of Coopers & Lybrand L.L.P., Independent
              Accountants

          (2) Statement of Assets and Liabilities

          (3) Notes to Financial Statements

     (d)  Financial Statements included in Part B -- Managed
          EAFE[R] Countries Portfolio

          (1) Financial Statements included in Part A
              (a) Financial Highlights

          (2) Financial Statements included in Part B
              (incorporated by reference to the Fund's
              semiannual report (unaudited) dated April 30,
              1997)
              (a) Statement of Net Assets
              (b) Statement of Operations
              (c) Statement of Changes in Net Assets
              (d) Financial Highlights
              (e) Notes to Financial Statements

     (e)  Financial Statements -- Emerging Markets Portfolio

          (1) Financial Statements included in Part A
              (a) Financial Highlights

          (2) Financial Statements included in Part B
              (incorporated by reference to the Fund's annual report dated October 31, 1996 and semiannual report (unaudited) dated April 30, 1997)
              (a) Report of Coopers & Lybrand L.L.P.,
                  Independent Accountants (annual report only)
              (b) Statement of Net Assets
              (c) Statement of Operations
              (d) Statement of Changes in Net Assets
              (e) Financial Highlights
              (f) Notes to Financial Statements

     (f)  Financial Statements included in Part B -- Value
          Portfolio

          (1) Statement of Assets and Liabilities (Unaudited)

     (g)  Financial Statements included in Part B -- Japan Growth
          Portfolio.

          (1) Statement of Assets and Liabilities (Unaudited)

     (h)  Financial Statements included in Part B -- Small Company
          Value Portfolio.

          (1) Statement of Assets and Liabilities (Unaudited)

     (i)  Financial Statements included in Part B -- Post-Venture
          Capital Portfolio.

          (1) Statement of Assets and Liabilities (Unaudited)

     (j)  Exhibits:

Exhibit No.       Description of Exhibit
-----------       ----------------------

   1(a)            Articles of Incorporation.(2)

    (b)            Articles of Amendment establishing the International Equity
                   Portfolio.(2)

    (c)            Articles of Amendment Establishing the Managed EAFE
                   Portfolio.(3)

    (d)            Articles Supplementary designating the Small Company Growth
                   Portfolio.(2)

    (e) Articles Supplementary increasing the number of authorized shares (2)

    (f)            Articles Supplementary designating Emerging Markets
                   Portfolio.(3)

    (g) Articles of Amendment changing the name of Managed EAFE Portfolio to Managed EAFE[R] Countries Portfolio.(4)

    (h)            Articles Supplementary designating Value Portfolio. (5)

    (i) Articles Supplementary designating Japan Growth Portfolio, the Small Company Value Portfolio and the Post-Venture Capital Portfolio.(1)

   2(a)            By-Laws. (6)


----------

(1) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 12, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 18, 1995.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 20, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed with the Commission on January 28, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the Commission on January 31, 1997.

   2(b)            Amendment to By-Laws. (7)

   3               Not applicable.

   4               Registrant's Forms of Stock Certificates.(2)

   5(a)            Investment Advisory Agreement--International Equity
                   Portfolio.(2)

    (b)            Investment Advisory Agreement--Small Company Growth
                   Portfolio.(2)

    (c)            Investment Advisory Agreement--Global Fixed Income
                   Portfolio.(2)

    (d) Investment Advisory Agreement -- Managed EAFE[R] Countries Portfolio (formerly known as Foreign Developed Markets Portfolio). (2)

    (e)            Investment Advisory Agreement--Emerging Markets Portfolio.
                   (3)

    (f)            Investment Advisory Agreement -- Value Portfolio. (5)

    (g)            Investment Advisory Agreement -- Japan Growth Portfolio.(1)

    (h)            Investment Advisory Agreement -- Small Company Value
                   Portfolio.(1)

    (i)            Investment Advisory Agreement -- Post-Venture Capital
                   Portfolio.(1)

    (j) Sub-Investment Advisory Agreement between Abbott Capital Management, LLC and the Post-Venture Capital Portfolio.(1)

   6(a)            Form of Distribution Agreement.(2)

    (b) Form of Distribution Agreement pertaining to the Small Company Growth Portfolio.(2)

----------

(6) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed with the Commission on April 19, 1996.

(7) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed with the Commission on July 2, 1996.

    (c) Form of Distribution Agreement pertaining to the Japan Growth Portfolio.(1)

    (d) Form of Distribution Agreement pertaining to the Small Company Value Portfolio.(1)

    (e) Form of Distribution Agreement pertaining to the Post-Venture Capital Portfolio.(1)

   7               Not applicable.

   8(a)            Form of Custodian Agreement with PNC Bank, National
                   Association.(2)

    (b) Form of Custody Agreement with Fiduciary Trust Company International--International Equity Portfolio.(2)

    (c) Form of Custody Agreement with Fiduciary Trust Company International--Global Fixed Income Portfolio.(8)

    (d) Form of Custodian Contract with State Street Bank and Trust Company ("State Street")--Small Company Growth Portfolio and Emerging Markets Portfolio.(9)

    (e) Form of Custody Agreement with Fiduciary Trust Company International--Managed EAFE[R] Countries Portfolio (formerly known as Foreign Developed Markets Portfolio).(8)

    (f) Form of Custody Agreement with Fiduciary Trust Company International--Value Portfolio.(8)




----------

(8) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, filed on September 25, 1995 (Securities Act File No. 33-27031).

(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63655).

    (g) Form of Custody Agreement with PNC Bank --Japan Growth Portfolio, Small Company Value Portfolio and Post-Venture Capital Portfolio.(1)

    (h) Form of Custody Agreement with State Street Bank & Trust Company -- Japan Growth Portfolio, Post-Venture Capital Portfolio and Small Company Value Portfolio.(1)

   9(a)            Form of Transfer Agency Agreement.(9)

    (b)(1) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Small Company Growth Portfolio under the Transfer Agency Agreement.(2)

    (b)(2) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Japan Growth Portfolio under the Transfer Agency and Service Agreement.(1)

    (b)(3) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Small Company Value Portfolio under the Transfer Agency and Service Agreement.(1)

    (b)(4) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of the Post-Venture Capital Portfolio under the Transfer Agency and Service Agreement.(1)

    (c)(1) Form of Co-Administration Agreements with Counsellors Funds Service, Inc.(9)

    (c)(2) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. with respect to Japan Growth Portfolio.(1)

    (c)(3) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. with respect to Small Company Value Portfolio.(1)

    (c)(4) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. with respect to Post-Venture Capital Portfolio.(1)

    (d)(1)         Form of Co-Administration Agreements with PFPC Inc.(9)

    (d)(2) Form of Letter Agreement with PFPC Inc. relating to the Managed EAFE[R] Countries Portfolio (formerly known as Foreign Developed Markets Portfolio).(6)

        (d)(3) Form of Letter Agreement with PFPC, Inc. relating to the Emerging Markets Portfolio.(3)

        (d)(4) Form of Letter Agreement with PFPC Inc. relating to the Value Portfolio. (5)

        (d)(5) Form of Co-Administration Agreement with PFPC Inc. relating to the Japan Growth Portfolio.(1)

        (d)(6) Form of Co-Administration Agreement with PFPC Inc. relating to the Small Company Value Portfolio.(1)

        (d)(6) Form of Co-Administration Agreement with PFPC Inc. relating to the Post-Venture Capital Portfolio.(1)

        (e)        Form of Services Agreement.(1)

      10(a)        Consent of Willkie Farr & Gallagher, counsel to the Fund.

        (b) Consent of Willkie Farr & Gallagher, counsel to the Fund and Opinion of Willkie Farr & Gallagher relating to the establishment of the Japan Growth Portfolio, Small Company Value Portfolio and Post-Venture Capital Portfolio.(1)

        (c) Opinion and consent of Hamada & Matsumoto, Japanese counsel to the Japan Growth Portfolio.(1)

      11           Consent of Coopers & Lybrand L.L.P., Independent Accountants.

      12           Not applicable.

      13(a) Purchase Agreement pertaining to the International Equity Portfolio and Global Fixed Income Portfolio.(2)

        (b) Form of Purchase Agreement pertaining to the Small Company Growth Portfolio.(2)

        (c) Form of Purchase Agreement pertaining to the Managed EAFE[R] Countries Portfolio (formerly known as Foreign Developed Markets Portfolio).(6)

        (d) Form of Purchase Agreement pertaining to the Emerging Market Portfolio.(3)

        (e)        Purchase Agreement pertaining to the Value Portfolio.(5)

        (f)        Purchase Agreement pertaining to the Japan Growth
                   Portfolio.(1)

        (g)        Purchase Agreement pertaining to the Small Company Value
                   Portfolio.(1)

        (h) Purchase Agreement pertaining to the Post-Venture Capital Portfolio.(1)

      14           Retirement Plans.(2)

      15           Not applicable.

      16           Schedule of Computation of Performance Quotation.

      17           Financial Data Schedules.


Item 25.  Persons Controlled by or Under Common Control
          with Registrant
          ---------------------------------------------

          Not applicable.

Item 26.  Number of Holders of Securities
          -------------------------------

                                                     Number of Record Holders
                      Title of Class                 as of September 30, 1997
                      --------------                 ------------------------

                  International Equity Portfolio-
                  shares of common stock
                  par value $.001 per share                      440

                  Small Company Growth Portfolio-
                  shares of common stock
                  par value $.001 per share                       57

                  Global Fixed Income Portfolio-
                  shares of common stock
                  par value $.001 per share                        0

                  Managed EAFE[R] Countries Portfolio
                  (formerly known as Foreign
                  Developed Markets) Portfolio
                  shares of common stock par
                  value $.001 per share                            2

                  Emerging Markets Portfolio shares
                  of common stock par value $.001
                  per share                                        9

                  Value Portfolio shares
                  of common stock par value $.001
                  per share                                        2

Item 27.  Indemnification
          ---------------

                  Registrant, officers and directors or trustees of Warburg Pincus Asset Management, Inc. ("Warburg"), of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on June 21, 1995.

Item 28.  Business and Other Connections of
          Investment Adviser
          ---------------------------------

                  Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc. acts as investment adviser to each Portfolio. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

                  Abbott Capital Management, LLC ("Abbott") acts as sub-investment adviser for the Registrant's Post-Venture Capital Portfolio. Abbott renders investment advice and provides full-service private equity programs to clients. The list required by this Item 28 of Officers and Directors of Abbott, together with information as to their other business, profession, vocation, or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Abbott (SEC File No. 801-27914).


Item 29.  Principal Underwriter
          ---------------------

                  (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc., Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Tax Free Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.

                  (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

                  (c) None.

Item 30. Location of Accounts and Records
         --------------------------------

         (1)      Warburg, Pincus Institutional Fund, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (Fund's Articles of Incorporation, By-Laws and minute books)

         (2)      Warburg Pincus Asset Management, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as investment adviser)

         (3)      PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809
                  (records relating to its functions as co-administrator)

         (4)      Counsellors Funds Service, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as co-administrator)

         (5)      Fiduciary Trust Company International
                  Two World Trade Center
                  New York, New York  10048
                  (records relating to its functions as custodian)

         (6)      State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  (records relating to its functions as custodian, transfer agent and dividend disbursing agent)

         (7)      Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts 02171
                  (records relating to its functions as transfer agent and dividend disbursing agent)

         (8)      PNC Bank, National Association
                  1600 Broad Street
                  Philadelphia, Pennsylvania 19103
                  (records relating to its functions as custodian)

         (9)      Counsellors Securities Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as distributor)

Item 31. Management Services
         -------------------

         Not applicable.

Item 32. Undertakings.
         ------------

         (a) Registrant hereby undertakes to file a post-effective amendment with financial statements of the Global Fixed Income Portfolio, the Value Portfolio, the Japan Growth Portfolio, the Small Company Value Portfolio and the Post-Venture Capital Portfolio which need not be certified, within four to six months from the date the relevant Portfolio commences operations.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders for the relevant Portfolio, upon request and without charge.

         (c) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of October, 1997.

                                        WARBURG, PINCUS INSTITUTIONAL FUND, INC.

                                        By:/s/Eugene L. Podsiadlo
                                           ----------------------------
                                           Eugene L. Podsiadlo
                                           President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title                          Date
---------                      -----                          ----

/s/John L. Furth               Chairman of the          October 21, 1997
---------------------------    Board of Directors
John L. Furth

/s/Eugene L. Podsiadlo         President                October 21, 1997
---------------------------
Eugene L. Podsiadlo

/s/Howard Conroy               Vice President           October 21, 1997
---------------------------    and Chief Financial
Howard Conroy                  Officer

/s/Daniel S. Madden            Treasurer and            October 21, 1997
---------------------------    Chief Accounting
Daniel S. Madden               Officer


/s/Richard N. Cooper           Director                 October 21, 1997
---------------------------
Richard N. Cooper

/s/Donald J. Donahue           Director                 October 21, 1997
---------------------------
Donald J. Donahue

/s/Jack W. Fritz               Director                 October 21, 1997
---------------------------
Jack W. Fritz

/s/Thomas A. Melfe             Director                 October 21, 1997
---------------------------
Thomas A. Melfe

/s/Arnold M. Reichman          Director                 October 21, 1997
---------------------------
Arnold M. Reichman

/s/Alexander B. Trowbridge     Director                 October 21, 1997
---------------------------
Alexander B. Trowbridge

                                INDEX TO EXHIBITS



         Exhibit No.                    Description of Exhibit
         -----------                    ----------------------



            10(a) Consent of Willkie Farr & Gallagher, counsel to the Fund.

            11               Consent of Coopers & Lybrand L.L.P., Independent
                             Accountants.

            16               Schedule of Computation of Performance Quotations.

            17               Financial Data Schedules.